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SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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ADC TELECOMMUNICATIONS, INC.
(Name of Registrant as Specified In Its Charter)

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ADC Telecommunications, Inc.
13625 Technology Drive
Eden Prairie, Minnesota 55344-2252
(952) 938-8080

ADC TELECOMMUNICATIONS, INC.

January 21, 2002

DEAR ADC SHAREOWNER:

        You are cordially invited to attend the Annual Shareowners' Meeting of ADC Telecommunications, Inc., which will be held at the Lutheran Brotherhood Building, located at 625 Fourth Avenue South, Minneapolis, Minnesota 55415, on Tuesday, February 19, 2002, at 9:00 a.m Central Standard Time. Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Shareowners' Meeting.

        If you do not plan to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy card promptly in the accompanying reply envelope, or follow the instructions on the proxy card for voting via telephone or over the Internet. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the Annual Meeting.

        We look forward to seeing you at the Annual Meeting.

Richard R. Roscitt Chairman of the Board, President and Chief Executive Officer
Eden Prairie, Minnesota

YOUR VOTE IS IMPORTANT

In order to ensure your representation at the Annual Meeting, please complete, sign and date the enclosed proxy card and return it as promptly as possible in the enclosed envelope (to which no postage need be affixed if mailed in the United States). For alternative voting methods, please refer to the information under the captions "Vote by Internet" and "Vote by Phone" on the proxy card.

ADC Telecommunications, Inc.
13625 Technology Drive
Eden Prairie, Minnesota 55344-2252
(952) 938-8080

NOTICE OF ANNUAL SHAREOWNERS' MEETING
TO BE HELD FEBRUARY 19, 2002

TO THE SHAREOWNERS OF ADC TELECOMMUNICATIONS, INC.:

        NOTICE IS HEREBY GIVEN that the Annual Shareowners' Meeting of ADC Telecommunications, Inc. will be held at the Lutheran Brotherhood Building, 625 Fourth Avenue South, Minneapolis, Minnesota 55415, on Tuesday, February 19, 2002, at 9:00 a.m. Central Standard Time, for the purpose of considering and acting upon:

  (1)
  The election of two directors for terms expiring in 2004, and the election of three directors for terms expiring in 2005.

  (2)
  A proposal to amend our Global Employee Stock Purchase Plan to increase the total number of authorized shares of common stock available for purchase under this plan from 8,000,000 to 23,000,000 shares, an increase of 15,000,000 shares.

  (3)
  A proposal to approve the combination of our Nonemployee Director Stock Option Plan and our Global Stock Incentive Plan for key employees, resulting in a single amended and restated Global Stock Incentive Plan for employees and nonemployee directors. This proposal will not increase the aggregate number of shares currently authorized for grant under both plans.

  (4)
  Approval of the material terms of our Executive Management Incentive Plan so that payments under this plan will be deductible for U.S. federal income tax purposes under Section 162(m) of the Internal Revenue Code.

  (5)
  Such other business as may properly come before the meeting or any adjournment thereof.

        Shareowners of record at the close of business on January 4, 2002, are the only persons entitled to notice of and to vote at the meeting.

        Your attention is directed to the attached Proxy Statement. If you do not expect to be present at the meeting, you may submit your proxy by voting on the Internet or by telephone by no later than 11:59 p.m. Eastern Standard Time on February 18, 2002 (as directed on your proxy card), or by completing, signing, dating and mailing the enclosed proxy card as promptly as possible. We strongly encourage you to vote on the Internet in order to reduce our mailing and handling expenses. If you choose to return the proxy card by mail, we have enclosed an envelope addressed to ADC for which no postage is required if mailed in the United States.

                      BY ORDER OF THE BOARD OF DIRECTORS

                      JEFFREY D. PFLAUM
                       Vice President, General Counsel and Secretary

January 21, 2002

ADC Telecommunications, Inc.
13625 Technology Drive
Eden Prairie, Minnesota 55344-2252
(952) 938-8080

PROXY STATEMENT

ANNUAL SHAREOWNERS' MEETING
TO BE HELD ON FEBRUARY 19, 2002

    This Proxy Statement has been prepared on behalf of the Board of Directors of ADC Telecommunications, Inc. in connection with the solicitation of proxies for our Annual Shareowners' Meeting to be held on February 19, 2002, and at any and all adjournments of the Annual Meeting. The cost of soliciting proxies, including the cost of preparing and mailing the Notice of Annual Shareowners' Meeting and this Proxy Statement, is being paid by ADC. In addition, we will, upon the request of brokers, dealers, banks, voting trustees and their nominees who are holders of record of shares of our common stock on the record date specified below, bear their reasonable expenses for mailing copies of this material to the beneficial owners of these shares. We have retained the Corporate Governance Group of Strategic Stock Surveillance LLC to provide consultation and administrative assistance in connection with the solicitation of proxies for a fee estimated to be $7,500 plus out-of-pocket expenses. In addition, officers and other regular employees of ADC may solicit proxies in person or by telephone or facsimile, but will receive no extra compensation for these services. This Proxy Statement and the accompanying form of proxy card is first being mailed to shareowners on or about January 21, 2002.

    Shareowners of record on January 4, 2002, are the only persons entitled to vote at the Annual Meeting. As of that date, there were 793,827,998 issued and outstanding shares of our common stock, the only outstanding voting securities of ADC. Each shareowner is entitled to one vote for each share held.

    Shareowners can vote their shares through the Internet or by toll-free telephone call as an alternative to completing the enclosed proxy card and mailing it to ADC. The procedures for Internet and telephone voting are described on the proxy card. The Internet and telephone voting procedures are designed to verify shareowners' identities, allow shareowners to give voting instructions and confirm that their instructions have been recorded properly. Shareowners who vote through the Internet should be aware that they may incur costs to access the Internet, such as usage charges from telephone companies or Internet service providers, and that these costs must be borne by the shareowner. Shareowners who vote by Internet or telephone need not return a proxy card by mail.

    Whether shareowners submit their proxies by mail, telephone or the Internet, a shareowner may revoke a proxy prior to its exercise by sending a written notice of revocation or submitting another proxy with a later date (either by mail, telephone or the Internet) at any time prior to the date of the Annual Meeting or by voting in person at the Annual Meeting. Unless so revoked, properly executed proxies will be voted in the manner set forth in this Proxy Statement or as otherwise specified by the shareowner giving the proxy.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth, as of December 31, 2001, certain information with respect to all shareowners known to us to have been beneficial owners of more than five percent of our common stock, and information with respect to our common stock beneficially owned by our directors, our executive officers included in the Summary Compensation Table set forth under the caption "Executive Compensation" below and all of our directors and executive officers as a group. Except as otherwise indicated, the shareowners listed in the table have sole voting and investment powers with respect to the common stock owned by them.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Common Stock Outstanding
William J. Cadogan	11,033,376	[1]	1.39%
Lynn J. Davis	4,203,108	[1]	*
Robert E. Switz	1,601,867	[1,4]	*
John J. Boyle III	960,558	[2,3]	*
Larry J. Ford	620,960	[1,4]	*
Richard R. Roscitt	535,892	[1]	*
John D. Wunsch	294,800	[3]	*
John A. Blanchard III	284,028	[2,3]	*
Jean-Pierre Rosso	263,200	[3]	*
B. Kristine Johnson	250,800	[3]	*
Peter W. Hemp	193,543	[1]	*
Charles D. Yost	100,000	[3]	*
James C. Castle	79,440	[3]	*
Larry W. Wangberg	5,000		*
Robert Annunziata	0		*
All executive officers and directors as a group (25 persons)	23,452,653	[5]	2.95%

*
Less than 1%.

Includes (a) shares issuable pursuant to stock options exercisable within 60 days after the date of this Proxy Statement and (b) shares held in trust for the benefit of the executive officers pursuant to our Retirement Savings Plan, which we call the "401(k) Plan" in this Proxy Statement: for Mr. Cadogan, (a) options to purchase 9,021,674 shares and (b) 109,806 shares; for Mr. Davis, (a) options to purchase 3,722,829 shares and (b) 28,607 shares; for Mr. Switz, (a) options to purchase 1,363,743 shares and (b) 26,124 shares; for Mr. Ford, (a) options to purchase 468,566 shares and (b) 0 shares; for Mr. Roscitt, (a) options to purchase 502,559 shares and (b) 0 shares; and for Mr. Hemp, (a) options to purchase 193,543 shares and (b) 0 shares.

2
Includes shares issuable pursuant to options exercisable within 60 days after the date of this Proxy Statement granted under the ADC/Saville Share Option Plan in connection with our assumption of outstanding options of Saville Systems PLC: for Mr. Boyle, options to purchase 813,240 shares; and for Mr. Blanchard, options to purchase 64,440 shares.

3
Includes shares issuable pursuant to options exercisable within 60 days after the date of this Proxy Statement granted under our Nonemployee Director Stock Option Plan: for Mr. Boyle, options to purchase 60,000 shares; for Mr. Wunsch, options to purchase 212,000 shares; for Mr. Blanchard, options to purchase 100,000 shares; for Mr. Rosso, options to purchase 224,000 shares; for Ms. Johnson, options to purchase 228,000 shares; for Mr. Yost, options to purchase 100,000 shares; and for Dr. Castle, options to purchase 68,000 shares.

4
Includes shares of restricted stock issued under our Global Stock Incentive Plan that are subject to future vesting conditions: for Mr. Switz, 200,000 shares; and for Mr. Ford, 150,000 shares.

5
Includes (a) 19,451,413 shares issuable pursuant to stock options exercisable within 60 days after the date of this Proxy Statement; (b) 226,976 shares held in trust for the benefit of executive officers pursuant to the 401(k) Plan; and (c) 931,965 shares of restricted stock issued under our Global Stock Incentive Plan that are subject to future vesting conditions.

ELECTION OF DIRECTORS

    The number of directors currently serving on our Board of Directors is 10. The directors are divided into three classes. The members of each class are elected to serve three-year terms, with the term of office of each class ending in successive years. James C. Castle, John D. Wunsch and Richard R. Roscitt are the directors currently in the class with a term expiring at the Annual Meeting. Our Board of Directors has nominated Dr. Castle and Messrs. Wunsch and Roscitt for election to the Board at the Annual Meeting for terms expiring at the annual shareowners' meeting in 2005.

    In addition to the nominees named above, our Board of Directors is nominating Robert Annunziata and Larry W. Wangberg as directors of ADC, for terms expiring at the annual shareowners' meeting in 2004. Messrs. Annunziata and Wangberg were appointed to the Board effective October 1, 2001. Under ADC's Restated Articles of Incorporation, directors appointed by the Board of Directors must stand for election at the first annual shareowners' meeting following each such director's appointment to the Board. Consequently, Messrs. Annunziata and Wangberg are nominees for election at the Annual Meeting.

    The Board of Directors recommends that you vote FOR the above-named nominees for election as directors.

    The affirmative vote of a majority of the shares of our common stock present and entitled to vote at the Annual Meeting is required for the election of the above nominees to the Board of Directors. Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect these nominees. Shares represented by proxies as to which the authority to vote for a nominee has been withheld will be deemed present and entitled to vote for purposes of determining the existence of a quorum and calculating the numbers of votes cast, but will be deemed not to have been voted in favor of the candidate with respect to whom the proxy authority has been withheld. In the unlikely event that the nominees are not candidates for election at the Annual Meeting, the persons named as proxies will vote for such other persons as the Board of Directors or proxies may designate.

    Information regarding the nominees to the Board of Directors and the other incumbent directors is set forth below.

Name	Age	Nominee or Continuing Director and Term
John A. Blanchard III	59	Director, with term expiring in 2003
B. Kristine Johnson	50	Director, with term expiring in 2003
Jean-Pierre Rosso	61	Director, with term expiring in 2003
John J. Boyle III	54	Director, with term expiring in 2004
Charles D. Yost	53	Director, with term expiring in 2004
Robert Annunziata	53	Director and nominee, with term expiring in 2004
Larry W. Wangberg	59	Director and nominee, with term expiring in 2004
James C. Castle, Ph.D.	65	Director and nominee, with term expiring in 2005
Richard R. Roscitt	50	Director and nominee, with term expiring in 2005
John D. Wunsch	53	Director and nominee, with term expiring in 2005

    Mr. Blanchard has been a director of ADC since November 1999. He has been the Chairman of the Board and Chief Executive Officer of eFunds Corp., a provider of transaction processing and risk management services, since June 2000. eFunds Corp. became a publicly held company in December 2000 following its spin-off from Deluxe Corporation. Mr. Blanchard served as President and Chief Executive Officer of Deluxe Corporation, a supplier of business forms and related services to financial institutions, from May 1995 to December 2000 and as Chairman of the Board of Deluxe Corporation from May 1996 to December 2000. From January 1994 to April 1995, Mr. Blanchard was Executive Vice President of General Instrument Corporation, a supplier of systems and equipment to the cable and satellite television industry. From 1991 to 1993, Mr. Blanchard was Chairman and Chief Executive Officer of Harbridge Merchant Services, Inc., a national credit card processing company. Prior to that, Mr. Blanchard was employed by AT&T for 25 years, most recently as Senior Vice President responsible for national business sales. Mr. Blanchard also serves as a director of Wells Fargo & Company and eFunds Corp.

    Ms. Johnson has been a director of ADC since 1990. She is a Principal of Affinity Capital Management, a firm that manages venture capital partnerships. Prior to joining Affinity in 1999, Ms. Johnson was employed for 17 years at Medtronic, Inc., a manufacturer of cardiac pacemakers, neurological and spinal devices and other medical products, serving as Senior Vice President and Chief Administrative Officer of Medtronic from 1998 to 1999. She also served as President of the Vascular business and President of the Tachyarrhythmia Management business of Medtronic.

    Mr. Rosso has been a director of ADC since 1993. Mr. Rosso is Chairman of CNH Global, N.V., a manufacturer of construction and agriculture equipment. Mr. Rosso was President and Chief Executive Officer of Case Corporation from April 1994 to March 1996 and Chairman and Chief Executive Officer of Case from March 1996 to November 1999. Prior to joining Case Corporation, Mr. Rosso was President of the Home and Building Control division of Honeywell Inc. from 1991 to 1994 and President of Honeywell Europe in Brussels, Belgium, from 1987 to 1991. Mr. Rosso is also a director of Medtronic, Credit Lyonnais and CNH Global, N.V.

    Mr. Boyle has been a director of ADC since November 1999. He is Chief Executive Officer of Cogentric, Inc., a company dedicated to creating and providing solutions that enable decision makers to evaluate and enhance their Web-based capabilities. Mr. Boyle previously served as a Senior Vice President of ADC from October 1999, following our acquisition of Saville Systems PLC, until April 2000. Prior to joining ADC, Mr. Boyle served as President and Chief Executive Officer of Saville Systems PLC from August 1994 to October 1999 and as Saville's Chairman of the Board from April 1998 to October 1999. Mr. Boyle is also a director of Taqua Systems, Inc., Darwin Partners, Inc. and eFunds Corp.

    Mr. Yost has been a director of ADC since May 1999. Mr. Yost has been President and Chief Operating Officer of Allegiance Telecom, Inc., a Dallas-based provider of telecommunications services primarily to business customers, since March 1998. Prior to joining Allegiance Telecom, he was President and Chief Operating Officer of NETCOM On-Line Communication Services, Inc. from July 1997 to February 1998. From 1991 to June 1997, Mr. Yost served as President of the Southwest region of AT&T Wireless Services, Inc. Mr. Yost is also a director of Ace Cash Express, Inc., DSET Corporation and Allegiance Telecom, Inc.

    Mr. Annunziata joined the Board of Directors in October 2001. Mr. Annunziata has been Chairman of Velocita Corp., a facilities-based provider of fiber-optic communications infrastructure, since May 2000. Prior to joining Velocita, he was the Chief Executive Officer and a director of Global Crossing, Ltd., a Bermuda-based provider of integrated telecommunications solutions, from February 1999 to March 2000. From September 1998 to February 1999, Mr. Annunziata was President of AT&T's Business Services group. From 1983 to 1998, Mr. Annunziata was Chairman and Chief

Executive Officer of the Teleport Communications Group, a competitive local exchange carrier. Mr. Annunziata is also a director of Velocita Corp.

    Mr. Wangberg joined the Board of Directors in October 2001. Mr. Wangberg has served as Chief Executive Officer and Chairman of the Board of TechTV, previously ZDTV, Inc., a cable television network focused on technology information, news and entertainment, since August 1997. Previously, Mr. Wangberg was Chief Executive Officer and Chairman of the Board of StarSight Telecast, Inc., an interactive navigation and program guide company, from February 1995 to August 1997. Mr. Wangberg is also a director of Autodesk, Inc.

    Dr. Castle has been a director of ADC since 1994. He is currently President and Chief Executive Officer of Castle Information Technologies, LLC, a provider of information technology and board of directors consulting services, and concurrently is the Chairman of the Board and Chief Executive Officer of DST Systems of California (formerly named USCS International, Inc.), a position he has held since 1992. DST Systems of California is a worldwide provider of computer services to the cable industry and a provider of billing services to the cable, telephony, financial services and utility industries. From 1991 to 1992, Dr. Castle was President of Teradata Corporation, until that company merged with NCR Corporation, a subsidiary of AT&T. From 1987 to 1991, Dr. Castle was Chairman of the Board, President, Chief Executive Officer and a director of Infotron Systems Corporation. Dr. Castle is also a director of the PMI Group, Inc. and DST Systems, Inc.

    Mr. Roscitt has been a director and Chairman of the Board of ADC since February 2001. Prior to joining ADC, Mr. Roscitt was a 28-year veteran of AT&T, serving most recently as the President of AT&T Business Services from December 1999 to February 2001. Mr. Roscitt also served as President and Chief Executive Officer of AT&T Solutions from August 1998 to December 1999 and Vice President, General Manager of AT&T Solutions from February 1995 to August 1998. Mr. Roscitt also serves as a member of the Board of Trustees of Stevens Institute of Technology and TellMe Networks, Inc.

    Mr. Wunsch has been a director of ADC since 1991. Mr. Wunsch is currently an independent consultant in the financial services industry. He was President and Chief Executive Officer of Family Financial Strategies, Inc., a registered investment advisory company, from January 1997 until December 2001. From 1990 to January 1997, he served as President of Perrybell Investments, Inc., a registered investment advisory company.

Meetings and Committees of the Board of Directors

    During the fiscal year ended October 31, 2001, the Board of Directors held 12 meetings and acted once by written action. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors plus the total number of meetings of all committees of the Board on which he or she served. The Board of Directors has an Audit Committee, Compensation and Organization Committee, Nominating Committee, and Finance and Strategic Planning Committee.

    The Audit Committee recommends to the Board of Directors the selection of independent accountants and reviews the activities and reports of the independent accountants and our internal accounting and legal controls. The Audit Committee is composed of Messrs. Wunsch, Blanchard, Yost and Wangberg. During fiscal 2001, the Audit Committee held four meetings.

    The Compensation and Organization Committee determines the compensation for our executive officers, establishes our compensation policies and practices, and reviews the annual financial performance of our benefit plans. The Compensation and Organization Committee is composed of Ms. Johnson and Messrs. Blanchard, Rosso and Wunsch. During fiscal 2001, the Compensation and Organization Committee held 13 meetings.

    The Nominating Committee reviews and makes recommendations to the Board of Directors regarding nominees for directors. The Nominating Committee is composed of Ms. Johnson, Mr. Boyle and Dr. Castle. During fiscal 2001, the Nominating Committee held three meetings. Although the Nominating Committee will consider qualified nominees recommended by shareowners, no procedures have been established to address shareowner nominations.

    The Finance and Strategic Planning Committee provides assistance to the Board of Directors relating to our corporate and financing strategies, financial policies and financial condition, evaluation of acquisitions and divestitures, and review of modifications to our capital structure. The Finance and Strategic Planning Committee is composed of Ms. Johnson, Dr. Castle and Messrs. Boyle and Annunziata. During fiscal 2001, the Finance and Strategic Planning Committee held four meetings.

Compensation of Directors

    For fiscal 2001, directors who were not employees of ADC, or "nonemployee directors," were paid an annual retainer of $20,000. Nonemployee directors also were paid a fee of $1,000 for each Board meeting attended and $850 for each committee meeting attended. In addition, nonemployee directors who acted as chairpersons of Board committees received an additional annual retainer of $3,000. Amounts received by a director may be deferred pursuant to our Compensation Plan for Directors. Interest is paid on deferred amounts based on the prime commercial rate of Wells Fargo Bank Minnesota, N.A.

Nonemployee Director Stock Option Plan

    Since 1991, we have maintained a Nonemployee Director Stock Option Plan, which we call the "Nonemployee Director Plan" in this Proxy Statement. A total of 3,860,000 shares of our common stock has been reserved for issuance under the Nonemployee Director Plan. Each of our directors who is not an employee of ADC or any of our subsidiaries is eligible to participate in the Nonemployee Director Plan. Elsewhere in this Proxy Statement we are proposing an amendment to combine our Nonemployee Director Plan with our Global Stock Incentive Plan for key employees. See "Proposal to Combine the Nonemployee Director Stock Option Plan with the Global Stock Incentive Plan."

    Under the existing Nonemployee Director Plan, each nonemployee director automatically receives an option to purchase 24,000 shares of our common stock upon initial election to the Board of Directors. Thereafter, each nonemployee director receives an annual grant of an option to purchase 12,000 shares of our common stock following each annual meeting of our shareowners if our return on equity for the fiscal year immediately preceding that annual meeting was at least 10%. For purposes of the Nonemployee Director Plan, "return on equity" is defined as the percentage determined by dividing (a) our net income for that fiscal year by (b) the total shareowners' investment in ADC as of the next preceding fiscal year. In addition, the existing plan provides that if a director has attended less than 75% of the total number of meetings of the Board of Directors in the calendar year preceding the date of grant of an annual option, the annual option award is reduced from 12,000 shares to 9,000 shares. All options granted under the Nonemployee Director Plan have an exercise price equal to the fair market value of our common stock on the date of grant and become exercisable one year after the date of grant. The option exercise price is payable in cash. The options expire 10 years from the date of grant (subject to earlier termination in the event of death).

    If the proposal to amend and combine our Nonemployee Director Plan with our Global Stock Incentive Plan is approved by shareowners at the Annual Meeting, we intend to make an annual grant of options to our nonemployee directors immediately following the Annual Meeting pursuant to the revised plan.

EXECUTIVE COMPENSATION

Compensation and Organization Committee Report on Executive Compensation

OVERVIEW AND PHILOSOPHY

    The Compensation and Organization Committee of the Board of Directors is responsible for our executive compensation philosophy and major compensation policies. The Committee also is responsible for determining all aspects of the compensation paid to the Chief Executive Officer and reviews and approves recommendations for compensation paid to the other executive officers. The Committee has access to an independent compensation consultant and to competitive compensation data. The Committee is composed entirely of outside, independent directors.

    The primary objectives of our executive compensation program are to:

  •
  Provide compensation that will attract, retain and motivate a superior executive team;

  •
  Motivate our executives to achieve important performance goals; and

  •
  Align the interests of the executive officers with those of our shareowners.

    One of our strategic objectives is to be a top-quartile performer compared to comparable companies within the communications industry. Consistent with this objective, the Committee considers company performance and compensation levels of comparable companies within the communications industry and the broader high-technology industry when setting our compensation levels. Some of these companies are included in the Standard and Poor's Communication Equipment Index, an industry index composed of 12 communication equipment companies that appears in the table set forth under the caption "Comparative Stock Performance" below. We believe that our executive compensation programs provide an overall level of compensation opportunity that is competitive within the communications industry. To support our objective to be a top-quartile performer, these programs provide an incentive compensation opportunity that is higher than industry norms when our performance is significantly stronger than that of comparable companies. Conversely, these programs are designed to provide little, if any, incentive compensation when performance goals are not met.

    The following discussion describes our approach to executive compensation and provides commentary on each major element of the compensation program. The Committee retains the right to consider factors other than those described below in setting executive compensation levels for individual officers.

EXECUTIVE COMPENSATION PROGRAM

    Our executive compensation program is composed of base salary, annual incentive compensation, long-term incentive compensation and various benefits generally available to all of our full-time employees.

Base Salary

    The Committee annually reviews the base salaries of our executive officers. Base salary levels for our executives generally are targeted to be at the average of salaries paid by communications and other high-technology companies of similar size to ADC. In determining salaries, the Committee takes into account individual experience, performance during the preceding 12 months, importance of the executive to the future success of ADC, competitive salary levels for similar positions, retention considerations and other issues particular to the executive and ADC. Salaries for our executives generally fall within a band of plus or minus 25% from the average salaries paid by comparable companies.

    In October of 2001, we supported management's recommendation that an interim salary freeze be instituted for most professional-level employees across ADC in response to the downturn in business and market conditions. This salary freeze applies to our officers as well, who normally are reviewed for salary changes near the beginning of each calendar year.

Annual Incentive Compensation

    The Management Incentive Plan, which we call the "MIP," is our annual incentive program for executives. The purpose of the MIP is to provide a financial incentive to help us achieve key financial and strategic goals. Consistent with our aggressive performance standards, target MIP award levels are established as a percentage of base salary and are set at levels slightly higher than the average offered by comparable companies. Because our actual results in fiscal 2001 fell short of our threshold performance goals, there were no payments made under the MIP in fiscal 2001.

    The business performance goals under the MIP are established at the beginning of each fiscal year following approval of these goals by the Committee. For fiscal 2001, these goals were expressed in terms of Economic Value Added (EVA®1), revenue and new product revenue. Achievement of target-level performance goals would have produced an award of 100% of the target bonus payout. Actual awards could vary from zero to 300% of the target bonus, depending on actual performance. Again, because the minimum threshold performance goals were not achieved in fiscal 2001, no awards were provided under the MIP in fiscal 2001.

1
In general, EVA is the excess of net operating profit after taxes, less a capital charge intended to represent the return expected by the providers of our capital.

    For fiscal 2002, as part of our overall cost savings measures, we have modified the MIP such that achievement of the target-level performance goals will produce an award of only 50% of the target bonus payment, with participants being eligible for increasing percentages of the target bonus payment for above-plan performance, subject to a maximum incentive payment of 300% of the target award level.

    MIP awards, when provided, are payable in cash. However, a select group of executives may elect to defer part or all of the payment of their individual MIP awards under our Deferred Compensation Plan. These executives also may elect to participate in our Executive Incentive Exchange Plan, which we call the "Exchange Plan," and receive additional stock options in lieu of up to 50% of their annual incentive payout under the MIP. These stock options are granted under and are governed by the terms of our Global Stock Incentive Plan. Because there was no MIP payout for fiscal 2001, no additional stock options were granted under the Exchange Plan.

Long-Term Incentive Compensation

    Long-term incentives are provided to executive officers primarily through our stock option program. The primary purpose of our stock option program is to align executive officer compensation directly with the creation of shareowner value.

    Guidelines for the size of our stock option grants are set at levels competitive with similar programs in U.S. high-technology companies of similar size to ADC. In addition to competitive industry practice data, the Committee takes into consideration factors such as our performance during the previous year and potential shareowner dilution from existing option grants. We also have developed and implemented stock ownership guidelines for our executive officers to further align their interests with shareowner interests. Minimum dollar value stock ownership guidelines range from one to four times salary, and our policy provides that these minimums should be achieved within four years following an individual's appointment as an executive officer. The Committee considers each officer's actual stock ownership in comparison to the guideline amounts in determining the level of new stock option awards. Consistent with the terms of our Global Stock Incentive Plan, we did not reprice any outstanding stock options, despite a significant downturn in the stock market and despite the fact that most of our management currently hold a number of options with an exercise price above the current market price for our common stock.

    Our historic compensation policy has been to grant stock options on an annual basis. In fiscal 2001, however, we accelerated the grant of a portion of the fiscal 2002 annual stock option award to May 31, 2001, to provide an additional retention incentive to key employees. Our CEO, Mr. Roscitt, did not receive a partial annual stock option award on May 31, 2001. Stock options have an exercise price equal to the fair market value of our common stock on the date of grant. Stock options granted in fiscal 2001 generally have a 10-year term and generally vest ratably over a three-year period as of specified dates. Executive officers will benefit from stock options only if, at the time the options are exercised, the price of the common stock has appreciated over its price on the date the stock option was granted.

    In addition to the regular stock option grant practices described above, the Committee will from time to time make grants of restricted stock to recruit selected executives or address retention considerations, and make special awards of "premium options" to those executives whose continued efforts the Committee believes warrant special incentives. These premium options have exercise prices above the fair market value of the common stock on the date of grant, with one-third of the shares under each option priced at 120%, 135% and 145% of the fair market value of the common stock on the date of grant. Premium options have a seven-year term and become vested four years from the date of grant. These special grants are designed to promote retention of executives critical to our future growth and success while ensuring that the value of the options granted is dependent on significant increases in the value of our common stock after the date of grant.

Benefits

    We provide medical and retirement benefits to our executives that generally are similar to those available to our employees. We also provide allowances to our senior executives in lieu of certain perquisites.

CHIEF EXECUTIVE OFFICER COMPENSATION

    Mr. Roscitt became our CEO on February 15, 2001. In determining his compensation package, the Committee considered competitive practices for recruiting high-caliber CEO candidates from outside the organization, competitive compensation for CEO-level positions at companies of comparable size, and Mr. Roscitt's then-existing compensation at his former employer, including the amount and type of compensation Mr. Roscitt could forfeit by leaving his former employer. All of these factors were used in establishing an overall compensation package that the Committee believes is competitive with industry practices. A substantial portion of Mr. Roscitt's compensation is in the form of stock options, both regular stock options and premium options, thus linking his compensation significantly to our stock price performance over the terms of the options. For additional information concerning Mr. Roscitt's compensation, see the section of this Proxy Statement captioned "Employment Agreements."

    In connection with the announcement by our former CEO, Mr. Cadogan, of his intent to retire, we entered into a separation agreement with Mr. Cadogan covering the period from November 1, 2000, through November 1, 2001. Under that agreement, Mr. Cadogan agreed to continue as Chairman and CEO until a new CEO was appointed and thereafter to perform various advisory services in order to ensure an orderly transition. In addition, the separation agreement also includes provisions that prohibit Mr. Cadogan from competing with ADC or soliciting ADC's employees. For additional information concerning Mr. Cadogan's compensation, see the section of this Proxy Statement captioned "Employment Agreements."

SECTION 162(m) POLICY

    The Committee intends to continue its practice of paying competitive compensation in order to attract and retain the senior executives necessary to manage our business in the best interests of ADC and our shareowners. Under certain conditions, this practice may require us to pay compensation in excess of $1 million to certain key executives. Under Section 162(m) of the U.S. Internal Revenue Code, if we pay compensation in excess of $1 million to any executive officer named in the table entitled "Summary Compensation Table" below, we can fully deduct the amounts in excess of $1 million only if we meet specified shareowner approval and ADC performance requirements. The Global Stock Incentive Plan contains provisions approved by our shareowners so that amounts realized from the exercise of options granted under the Global Stock Incentive Plan will not be included in calculations under Section 162(m).

    In fiscal 2001 and prior years, the terms of the MIP provided that if a MIP payment caused a participant's total cash compensation to exceed $1 million, the excess over $1 million was automatically deferred pursuant to our Deferred Compensation Plan. Beginning in fiscal 2002, we have eliminated this mandatory deferral feature from the MIP. Accordingly, this Proxy Statement contains a proposal for shareowner approval of the material terms of our new Executive Management Incentive Plan ("Executive MIP") that will allow for the deduction of all compensation earned under this plan. If this proposal is not approved, we may choose to still make incentive payments under other incentive plans, including the MIP, if the applicable performance targets are met. However, it is possible that all or a portion of such incentive payments to selected officers would not be deductible for U.S. federal income tax purposes. In any event, we intend to continue our past practice of setting performance-based goals annually under the MIP and the Executive MIP to insure that incentive payments are directly linked to successful financial performance. Tax deductibility is an important consideration in the design of our compensation programs. However, we may still provide compensation that is not fully deductible if we conclude that it is in the best interests of ADC and our shareowners.

                      Jean-Pierre Rosso, Chairman
                      John A. Blanchard III
                      B. Kristine Johnson
                      John D. Wunsch

                      Members
                      Compensation and Organization Committee

10

Summary Compensation Table

    The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by those persons serving as our Chief Executive Officer during fiscal 2001 and our four other most highly compensated executive officers.

Long-Term Compensation
Annual Compensation
Securities Underlying Options/SARs[3] (#)
Name and Principal Position	Year	Salary[1] ($)	Bonus ($)		Other Annual Compensation		All Other Compensation[4]
Richard R. Roscitt Chairman of the Board, Chief Executive Officer and President	2001 2000 1999	656,385 0 0	1,500,000 0 0	[2]	23,150 0 0	2,440,702/0 0 0	64,520 0 0
William J. Cadogan[5] President and Chief Executive Officer	2001 2000 1999	765,356 750,076 683,462	0 1,994,258 412,768		0 0 0	350,000/0 610,000/0 1,273,676/0	165,583 49,238 63,779
Lynn J. Davis[6] President and Chief Operating Officer	2001 2000 1999	480,590 369,420 334,269	0 321,413 381,343		0 0 0	420,900/0 452,842/0 803,600/0	113,118 48,879 56,902
Robert E. Switz Executive Vice President, Chief Financial Officer	2001 2000 1999	387,423 330,423 300,231	0 541,016 192,466		0 0 0	280,000/0 189,807/0 185,420/0	83,821 20,803 9,639
Larry J. Ford Senior Vice President, President, Integrated Solutions Group	2001 2000 1999	335,712 311,648 0	0 173,211 0		0 0 0	191,000/0 1,714,701/0 600,000/0	6,800 660 0
Peter W. Hemp Vice President, World Wide Operations	2001 2000 1999	251,538 230,612 200,025	0 315,862 335,689		0 0 0	72,639 78,000 78,000	65,138 40,031 20,197

1
Amounts include allowances paid to the executive officers in lieu of us providing them with certain perquisites.

2
The bonus was paid to Mr. Roscitt as a hiring bonus pursuant to the terms of his employment agreement. See the description of that agreement under the caption "Employment Agreements" below.

3
The options granted in fiscal 2000 and fiscal 1999 include stock options granted under our Exchange Plan. All share amounts have been adjusted to reflect the two separate two-for-one stock splits declared by us during fiscal 2000.

4
The reported compensation includes (a) temporary living and related travel expenses of $64,520 for Mr. Roscitt; (b) our contributions (excluding employee earnings reduction contributions) under our 401(k) Plan and (c) amounts credited under our 401(k) Excess Plan. Our contributions under the 401(k) Plan accrued during fiscal 2001 were as follows: $0 to Mr. Roscitt; $17,516 to Mr. Cadogan; $17,723 to Mr. Davis; $17,085 to Mr. Switz; $6,800 to Mr. Ford; and $17,215 to Mr. Hemp. The amounts credited under our 401(k) Excess Plan during fiscal 2001, which include our performance match relating to fiscal 2000 performance, were as follows: $0 to Mr. Roscitt; $148,067 to Mr. Cadogan; $95,395 to Mr. Davis; $66,736 to Mr. Switz; $0 to Mr. Ford; and $47,923 to Mr. Hemp.

5
Mr. Cadogan served as President and Chief Executive Officer of ADC until February 15, 2001.

6
Mr. Davis served as President and Chief Operating Officer of ADC from February 15, 2001, until November 1, 2001.

11

Options and Stock Appreciation Rights

    The following tables summarize option grants and exercises during fiscal 2001 to or by the executive officers named in the Summary Compensation Table above, and the value of the options held by these officers at the end of fiscal 2001. No stock appreciation rights, or "SARs," are held by these executive officers.

Option Grants in Fiscal 2001

	Individual Grants					Grant Date Value
	Number of Securities Underlying Options Granted (#)		% of Total Options Granted to Employees in Fiscal Year	Exercise or Base Price ($/Share)	Expiration Date	Grant Date Present Value ($)[15]
Richard R. Roscitt	311,009 311,008 311,008 1,507,677	[1] [1] [1] [2]	1.0201 1.0201 1.0201 4.9451	13.3500 15.0188 16.1313 11.1250	2/28/2008 2/28/2008 2/28/2008 2/28/2011	1,596,848 1,796,454 1,929,524 8,663,206
William J. Cadogan	4,507 345,493	[3] [4]	0.0148 1.1332	22.1875 22.1875	11/1/2010 11/1/2010	51,650 3,959,296
Lynn J. Davis	4,508 116,392 150,000 150,000	[5] [6] [5] [5]	0.0148 0.3818 0.4920 0.4920	22.1875 22.1875 11.1250 7.6800	11/1/2010 11/1/2010 2/28/2011 5/31/2011	51,661 1,333,834 861,909 595,008
Robert E. Switz	4,508 125,492 150,000	[7] [8] [9]	0.0148 0.4116 0.4920	22.1875 22.1875 7.6800	11/1/2010 11/1/2010 5/31/2011	51,661 1,438,119 595,008
Larry J. Ford	13,521 77,479 100,000	[10] [11] [12]	0.0443 0.2541 0.3280	22.1875 22.1875 7.6800	11/1/2010 11/1/2010 5/31/2011	154,949 887,897 396,672
Peter W. Hemp	4,508 31,081 37,050	[13] [14] [13]	0.0148 0.1019 0.1215	22.1875 22.1875 7.6800	11/1/2010 11/1/2010 5/31/2011	51,661 356,183 146,967

1
These options were granted at a premium price above fair market value on the date of grant and will become exercisable on February 28, 2005.

2
These options will become exercisable as follows: 502,559 options on each of February 28, 2002, 2003 and 2004.

3
Due to Mr. Cadogan's retirement on November 1, 2001, all of these options were cancelled.

4
Due to Mr. Cadogan's retirement on November 1, 2001, 228,827 options were cancelled. A total of 116,666 options became exercisable on October 31, 2001.

5
Due to Mr. Davis' retirement on November 1, 2001, all of these options were cancelled.

6
Due to Mr. Davis' retirement on November 1, 2001, 76,092 options were cancelled. A total of 40,300 options became exercisable on October 31, 2001.

7
These options will become exercisable as follows: 1 option on October 31, 2002, and 4,507 options on October 31, 2003.

8
These options became or will become exercisable as follows: 43,333 options on October 31, 2001, 43,332 options on October 31, 2002, and 38,827 options on October 31, 2003.

9
These options will become exercisable as follows: 50,000 options on each of May 31, 2002, 2003 and 2004.

These options became or will become exercisable as follows: 4,507 options on each of October 31, 2001, 2002 and 2003.

12

These options became or will become exercisable as follows: 25,826 options on each of October 31, 2001 and 2002, and 25,827 options on October 31, 2003.

These options will become exercisable as follows: 33,333 options on each of May 31, 2002 and 2003, and 33,334 options on May 31, 2004.

13
Due to Mr. Hemp's retirement on November 16, 2001, all of these options were cancelled.

14
Due to Mr. Hemp's retirement on November 16, 2001, 19,218 options were cancelled. A total of 11,863 options became exercisable on October 31, 2001.

15
These amounts represent the estimated fair value of stock options, measured at the date of grant using the Black-Scholes option-pricing model. There are four underlying assumptions used in developing the grant valuations: an expected volatility of 93.16%; an expected term to exercise of 4.37 years for all stock option grants; a risk-free rate of return of 3.27% for the expected term of the option; and no dividend yield. The valuation was adjusted for a company-wide turnover rate of 14%. The value amounts for Mr. Roscitt's grants of 311,009, 311,008 and 311,008 options on February 28, 2001 were calculated using different assumptions than those used for other options because they were granted at premium exercise prices above fair market value. These assumptions were: an expected volatility of 93.16%; an expected term to exercise of 5.00 years; a risk-free rate of return of 3.66% for the expected term of the option; no dividend yield and an adjustment for a company-wide turnover rate of 14%. The actual value, if any, an executive officer may realize will depend on the amount by which the stock price exceeds the exercise price on the date the option is exercised. Consequently, there is no assurance that the value realized by an executive officer will be at or near the value estimated above. These amounts should not be used to predict stock performance.

Aggregated Option Exercises in Fiscal 2001 and
Value of Options at End of Fiscal 2001

Name	Shares Acquired on Exercise (#)	Value Realized ($)[1]	Number of Unexercised Options at End of Fiscal 2001 (#) (Exercisable/Unexercisable)	Value of Unexercised In-the-Money Options at End of Fiscal 2001 ($) (Exercisable/Unexercisable)[2]
Richard R. Roscitt	0	0	0/2,440,702	0/0
William J. Cadogan	133,472	$761,724.70	8,021,674/664,562	1,249,194/0
Lynn J. Davis	0	0	3,722,829/807,029	644,112/0
Robert E. Switz	0	0	1,363,743/325,012	0/0
Larry J. Ford	0	0	468,566/2,037,135	0/0
Peter W. Hemp	0	0	193,543/86,776	0/0

1
Value determined by subtracting the exercise price per share from the market value per share of our common stock on the date of exercise.

2
Value determined by subtracting the exercise price per share from the market value per share of our common stock as of the last day of fiscal 2001 of $4.55.

Pension and Retirement Plans

    We maintain a Pension Excess Plan, which is intended to compensate employees designated at the discretion of our Board of Directors for the amount of benefits lost under the defined benefit Pension Plan (which was terminated on December 31, 1997) as a result of their participation in our Deferred Compensation Plan (which permits employees to defer payments made to them under the MIP until retirement) and the Exchange Plan, and for the amount of benefits that could not be paid from the Pension Plan due to maximum benefit and compensation limitations under the Internal Revenue Code. Upon termination of employment, participants in the Pension Excess Plan receive a lump-sum payment equal to the amount of these benefits. Benefits payable under the Pension Excess Plan were frozen as of January 5, 1998, and participation in the Pension Excess Plan is limited to existing participants as of December 31, 1997. The estimated annual benefits payable under the Pension Excess Plan to Messrs. Roscitt, Cadogan, Davis, Switz, Ford and Hemp upon normal retirement at age 65 are $0, $46,007, $13,098, $5,485, $0 and $2,938, respectively.

    Effective as of November 1, 1990, we entered into a Supplemental Executive Retirement Plan with Mr. Cadogan (as amended to date, the "SERP"). The SERP provided for supplemental retirement income benefits that allowed Mr. Cadogan, upon the termination of his employment with us and subject to specified conditions, to receive either: (a) a single lump-sum payment on the first day of the calendar month following his termination of employment or (b) payment of the lump-sum amount in installments over a 10-year period with interest. As a result of Mr. Cadogan's retirement, the lump-sum value of the benefit under this program for Mr. Cadogan is $4,415,206. This amount will be paid in 10 annual installments beginning January 2002 and will be credited during this period with interest at the prime interest rate as defined by Wells Fargo Bank Minnesota N.A. Benefits payable under the SERP are unfunded and will be paid only from our general assets.

Change in Control Arrangements

    We maintain an Executive Change in Control Severance Pay Plan (or "Severance Plan") to provide severance pay in the event of a "change in control" (as defined in the Severance Plan) of ADC for executive officers (including those named in the Summary Compensation Table) and certain other higher level executives. The Severance Plan provides for severance payments to eligible employees whose employment is terminated, either voluntarily with "good reason" (as defined in the Severance Plan) or involuntarily, during the two-year period following a change in control. The amount of severance pay to be received by the Chief Executive Officer is three times such person's annual base salary and annual target bonus, and for other eligible executives is two times their annual base salary and target bonus. The Severance Plan also provides for payment of a pro rata portion of the employee's bonus under the MIP or other applicable incentive bonus plan for the year in which employment termination occurs. Payment will be made in a lump sum upon termination of employment. Under the Severance Plan, any severance payment to an eligible executive is increased by the amount, if any, necessary to take into account any additional taxes as a result of such payments being treated as an "excess parachute payment" within the meaning of Section 280G of the Internal Revenue Code. If there had been a change in control as of the end of fiscal 2001 and the employment of the executive officers named in the Summary Compensation Table above (excluding Messrs. Cadogan and Davis, who are excluded from the Severance Plan by reason of their respective separation agreements) had been immediately terminated, then Messrs. Roscitt, Switz, Ford and Hemp would have been entitled to receive lump-sum payments upon termination of $6,300,000, $1,517,000, $1,332,500 and $887,500, respectively, pursuant to the terms of the Severance Plan. These amounts do not take into account any increases necessary to compensate such individuals for additional taxes resulting from the application of Section 280G of the Internal Revenue Code or bonus payments under the MIP.

    We have other compensatory arrangements with our executive officers relating to a change in control of ADC. All stock option agreements outstanding under our employee stock option and stock award plans provide for the acceleration of exercisability of options upon a change in control (or, in certain cases, only if the optionee's employment is terminated without cause within two years following a change in control). In addition to stock options, our Compensation and Organization Committee has granted restricted stock awards to some of our executive officers. These restricted stock award agreements provide for accelerated vesting of all outstanding shares of restricted stock following a change in control (or in certain cases, only if the holder's employment is terminated within two years following a change in control).

Employment Agreements

    On January 28, 2001, we entered into an employment agreement with Mr. Roscitt in conjunction with his appointment as Chief Executive Officer effective February 15, 2001. Among the factors considered by us in entering into this agreement were competitive practices for recruiting high-caliber

CEO candidates from outside the organization, compensation levels for CEO positions at comparable companies, and the amount and nature of compensation that Mr. Roscitt could forfeit by leaving his former employer. Mr. Roscitt's agreement provides for a base salary of $900,000 per year (subject to upward adjustment by the Compensation and Organization Committee), a target incentive bonus of 100% of base salary under the MIP, and a hiring bonus of $1.5 million. The agreement also provides for annual cash payments on February 15 of each year commencing 2002 and continuing through 2005 of $1.5 million, $1.33 million, $1.33 million and $1.34 million, respectively, provided that Mr. Roscitt is still employed by ADC on such dates (the "Restricted Cash Payments"). Under the agreement, Mr. Roscitt also received an initial grant of stock options having a specified face value, which resulted in a stock option grant of 1,507,677 shares on February 28, 2001, subject to three-year vesting and having an exercise price equal to the closing price of our stock on the date of grant, and a premium option grant of 933,025 shares on February 28, 2001, which are divided equally into three exercise price lots of 120%, 135% and 145% of our closing stock price on the date of grant. These premium option grants will not vest until the fourth anniversary of the grant date and have a seven-year term. The agreement also provides for minimum option grants at the beginning of fiscal 2002 and fiscal 2003, respectively.

    Mr. Roscitt's employment agreement has no specified term, but provides that if he is terminated without "cause" or voluntarily terminates his employment with "good reason" (as these terms are defined in the agreement), he is entitled to receive a severance payment of two times his base salary and target bonus amount, any unpaid Restricted Cash Payments, and, if such termination occurs prior to February 28, 2004, an additional cash payment ranging from $2 million to $8 million depending on the exact date of his termination. If there is a change in control of ADC and if Mr. Roscitt is not elected the Chairman and Chief Executive Officer of the combined company, Mr. Roscitt is entitled to the payments under our Severance Plan described above, any unpaid Restricted Cash Payments and accelerated vesting of stock options in accordance with the terms of the agreements governing his options. The agreement also provides for expense reimbursement and general employee benefits, and contains nondisclosure and noncompetition covenants.

    In connection with the planned retirement of Mr. Cadogan, our former Chief Executive Officer, we entered into a separation agreement effective November 1, 2000 for the period from November 1, 2000, to November 1, 2001. In exchange for Mr. Cadogan's service as Chief Executive Officer until a successor was found and for his advisory services during the transition, the agreement provides for a base salary of $742,500, participation in the MIP for fiscal 2001 (which did not result in an award) and a stock option grant of 350,000 shares on November 1, 2000 that is subject to three-year vesting. Because Mr. Cadogan's employment terminated on November 1, 2001, at the end of the term of the separation agreement, two-thirds of this stock option award did not vest and was forfeited. The agreement also provided for a deferred payment in the form of either cash or additional stock options to be made on or before November 1, 2001, as determined by the Compensation and Organization Committee of the Board. The Committee determined to satisfy this deferred payment obligation by granting Mr. Cadogan an option to purchase 1,000,000 shares effective November 1, 2001. This option has an exercise price equal to the fair market value of our common stock on the date of grant, is fully vested from the date of grant and has a 10-year term. The agreement also includes covenants addressing nonsolicitation and noncompetition obligations.

    We also entered into a separation agreement with Lynn J. Davis, our former President and Chief Operating Officer, on October 22, 2001 which became effective on November 1, 2001. Under this agreement, Mr. Davis agreed to certain noncompetition, nonsolicitation and nondisclosure provisions. As consideration for these provisions, Mr. Davis will receive a severance payment of $1 million, which will be paid monthly over a two-year period commencing November 30, 2001, and received an option to purchase 150,000 shares on November 1, 2001, with an exercise price equal to the closing price of our common stock on the date of grant. This option will become exercisable in full on November 1, 2004 and has a 10-year term. We also agreed to extend the exercise period of Mr. Davis' existing vested options that had an exercise price above the closing price of our common stock as of his retirement date until October 31, 2004, unless the term of the option would otherwise expire prior to that date. This extended exercise period applies to options to purchase an aggregate of 3,344,825 shares.

COMPARATIVE STOCK PERFORMANCE

    The table below compares the cumulative total shareowner return on our common stock for the last five fiscal years with the cumulative total return on the S&P 500 Index and the S&P Communication Equipment Index over the same period (assuming the investment of $100 in our common stock, the S&P 500 Index and the S&P Communication Equipment Index on October 31, 1996, and reinvestment of all dividends).

TOTAL RETURN

1
Total return calculations for the S&P 500 Index were performed by Standard & Poor's Compustat.

2
Total return calculations for the S&P Communication Equipment Index (consisting of communications equipment manufacturers with which we compete) were performed by Standard & Poor's Compustat.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than 10% of our common stock, to file initial reports of ownership and reports of changes in ownership of our common stock and other equity securities of ADC with the Securities and Exchange Commission. Executive officers, directors and greater-than-10% shareowners are required by SEC regulation to furnish us with copies of all Section 16(a) reports they file. During fiscal 2001, Gokul V. Hemmady, our Vice President and Treasurer, reported shares of our common stock owned at the time of his appointment as an executive officer on a Form 3/A filed in April 2001, rather than on the initial Form 3 that he timely filed in November 2000. In addition, due to an administrative oversight by ADC, two of our directors, Larry A. Wangberg and Robert Annunziata, filed Form 5s reporting their initial option grants under our Nonemployee Director Stock Option Plan after the due date for such filings. To our knowledge, based solely on a review of the copies of Section 16(a) reports furnished to us during fiscal 2001, all other Section 16(a) filing requirements applicable to our executive officers, directors and greater-than-10% beneficial owners were satisfied.

PROPOSAL TO COMBINE THE NONEMPLOYEE DIRECTOR STOCK OPTION PLAN
WITH THE GLOBAL STOCK INCENTIVE PLAN

Proposed Combination and Related Amendments

    Historically, we have maintained separate stock option plans for our employees and nonemployee directors. In December 2001, our Board of Directors approved, subject to shareowner approval, the combination of our Nonemployee Director Stock Option Plan (or "Nonemployee Director Plan") with our Global Stock Incentive Plan (or "Global Plan"). This proposal will not increase the aggregate number of shares currently authorized under both plans. Moreover, because both the Global Plan and the Nonemployee Director Plan are scheduled to terminate on February 26, 2006, this proposal will not extend the life of either plan. This combination will be effected by terminating the Nonemployee Director Plan and simultaneously amending and restating our Global Plan to:

  •
  combine the shares available under the two plans as of October 31, 2001, resulting in 149,308,431 shares of our common stock authorized for issuance for outstanding awards and future award grants from and after November 1, 2001 under the Global Plan. This is the same number of total shares authorized for issuance, as of October 31, 2001, for the exercise of outstanding awards and future award grants under the Global Plan and Nonemployee Director Plan;

  •
  permit the granting of awards under the Global Plan to nonemployee directors and allow nonemployee directors to exchange their cash retainer fees for stock options or restricted stock units; and

  •
  permit the transfer of nonqualified stock options granted under the Global Plan to family members and certain entities that are permitted transferees specified in Form S-8 under the Securities Act of 1933.

    Except for these amendments, the Global Plan will remain unchanged, and the Nonemployee Director Plan will be terminated. Options currently outstanding pursuant to the Nonemployee Director Plan, along with the related option agreements, will continue in effect but will be administered under the revised Global Plan in the future.

    The Global Plan and the Nonemployee Director Plan have similar purposes: to attract and retain key employees and outside directors, respectively, who will help assure the future success of ADC, and to provide these individuals with additional incentives to focus on our long-term success and progress by offering them an opportunity to acquire a proprietary interest in ADC. However, the plans are currently structured differently. The Global Plan is a "discretionary plan," pursuant to which the Compensation and Organization Committee of our Board of Directors has discretion to determine each year whether and to what extent options or other awards should be granted to key employees and the number of shares that may be acquired pursuant to such options or awards. In contrast, the Nonemployee Director Plan is a "formula plan," pursuant to which nonemployee directors automatically receive an option to purchase a fixed number of shares of our common stock (a) upon joining our Board of Directors and (b) following every annual meeting of our shareowners, as long as certain conditions are satisfied, throughout their tenure as directors.

    Our Board of Directors believes that the granting of stock options is imperative to allow us to attract and retain the services and focused efforts of experienced and knowledgeable nonemployee directors and further align their interests with the interests of our shareowners. In order to allow us to achieve this goal, the Board believes it is in our best interest to have greater flexibility in determining the scope and timing of the incentive awards provided to nonemployee directors, subject to the terms of the Global Plan as described below under the caption "Summary of the Global Plan and Proposed Amendments." The Board has concluded that this flexibility can best be provided through a discretionary plan, rather than a formula plan. Because the Global Plan is a discretionary plan, the

Board has determined that for simplicity and ease of ongoing administration, the Nonemployee Director Plan should be combined with and administered through the Global Plan.

    In order to combine the Nonemployee Director Plan with the Global Plan, the Global Plan must be amended to provide for the grant of awards under the Global Plan to nonemployee directors. In addition, the number of shares authorized for issuance upon the exercise of outstanding awards and the granting of future awards under the Global Plan and the Nonemployee Director Plan will be combined. As of October 31, 2001, the number of shares authorized for issuance under outstanding awards and available for future award grants under each of the Global Plan and the Nonemployee Director Plan were as follows:

	Global Plan	Nonemployee Director Plan	Total
Reserved for issuance under outstanding awards	80,688,769	1,924,200	82,612,969
Available for future award grants	65,716,062	979,400	66,695,462

Total	146,404,831	2,903,600	149,308,431

Accordingly, the number of shares authorized under the combined plan for both the issuance of shares under outstanding awards and future award grants from and after November 1, 2001 will be amended to a total of 149,308,431 shares. Finally, the Board has also approved an amendment to the Global Plan to expand the group of family members, trusts and partnerships to whom stock options may be transferred. This proposed amendment would make this group consistent with the class of permitted transferees currently allowed by Form S-8 under the Securities Act of 1933.

    If this proposal is approved by our shareowners, we intend to make an annual grant of options to purchase 25,000 shares to each nonemployee director on February 20, 2002. Our nonemployee directors will also be able to participate in a program under which additional stock options and restricted stock units may be issued to them under the Global Plan in lieu of their annual cash retainer as described below under the caption "Deferral Program."

    If this proposal is approved by our shareowners, the amendment of the Global Plan and termination of the Nonemployee Director Plan will be effective on February 19, 2002. If the proposal is not approved by our shareowners, the amendment and termination will not take effect, and the Nonemployee Director Plan and Global Plan will continue in their current forms.

Summary of the Global Plan and Proposed Amendments

    We have maintained the Global Plan, a stock incentive plan for key employees, since 1991. The following is a summary of material terms of the Global Plan and the proposed amendments to the Global Plan.

    All key employees of ADC, our subsidiaries and our affiliates in which we have a significant equity interest are eligible to receive awards under the Global Plan. If the proposed amendments to the Global Plan are approved by our shareowners, nonemployee directors of ADC will also be eligible to participate in the Global Plan.

    The Global Plan permits the granting of:

  •
  stock options, including "incentive stock options" meeting the requirements of Section 422 of the Internal Revenue Code and stock options that do not meet these requirements (options that do not meet these requirements are called "nonqualified stock options");

  •
  stock appreciation rights, or "SARs";

  •
  restricted stock; and

  •
  performance awards payable in stock.

    As of October 31, 2001, 65,716,062 shares of our common stock were available for granting future awards under the Global Plan. If the proposed amendments to the Global Plan are approved by our shareowners, this number of shares will be combined with the number of shares available for future award grants under the Nonemployee Director Plan, resulting in a total number of shares available for future award grants of 66,695,462 shares. The number of shares that can be granted as restricted stock and performance awards under the Global Plan is limited to an aggregate of 4,000,000 shares.

    The Global Plan is administered by the Compensation and Organization Committee of our Board of Directors. The Committee has the authority to:

  •
  establish rules for the administration of the Global Plan;

  •
  select the participants to whom awards are granted;

  •
  determine the types of awards to be granted and the number of shares of our common stock covered by the awards; and

  •
  set the terms and conditions of the awards.

The Committee also may determine whether the payment of any amounts received under any award shall or may be deferred and may authorize payments representing cash dividends in connection with any deferred award of shares of our common stock. Determinations and interpretations with respect to the Global Plan are in the sole discretion of the Committee, whose determinations and interpretations are binding on all interested parties. The Committee may delegate to one or more officers the right to grant awards with respect to individuals who are not subject to Section 16(b) of the Exchange Act. Awards are granted for no cash consideration or for such minimal cash consideration as may be required by applicable law. Awards may provide that, upon the grant or exercise of the award, the holder will receive shares of our common stock, cash or any combination thereof, as the Committee determines.

    Under the Global Plan, we have agreed not to "reprice" options, which means that we cannot lower the exercise price of outstanding options, whether through amendment or through cancellation of outstanding options followed by replacement grants of options with a lower exercise price.

    No participant may be granted any award or awards under the Global Plan, the value of which award or awards is based solely on an increase in the value of shares after the date of grant of the award or awards, for more than 4,000,000 shares, in the aggregate, in any one calendar year.

    The maximum term of any option granted under the Global Plan is limited to 10 years. The exercise price per share under any stock option or the grant price of any SAR cannot be less than 100% of the fair market value of our common stock on the date of the grant of the option or SAR. Options may be exercised by payment in full of the exercise price, either in cash or, at the discretion of the Committee, in whole or in part by the tendering of shares of our common stock or other consideration having a fair market value on the date the option is exercised equal to the exercise price. Determinations of fair market value under the Global Plan are made in accordance with methods and procedures established by the Committee. For purposes of the Global Plan, the fair market value of shares of our common stock on a given date is (a) the last sale price of the shares as reported on the Nasdaq National Market, if our shares are then being quoted on the Nasdaq National Market, or (b) the closing price of our shares on that date on a national securities exchange, if the shares are then being traded on a national securities exchange.

    The holder of an SAR is entitled to receive the excess of the fair market value (calculated as of the exercise date or, if the Committee so determines, as of any time during a specified period before or after the exercise date) of a specified number of shares over the grant price of the SAR.

    The holder of restricted stock may have all of the rights of our shareowners, including the right to vote the shares subject to the restricted stock award and to receive any dividends with respect to the award, or the holder's rights may be restricted. Restricted stock may not be transferred by the holder until the restrictions established by the Committee lapse. Upon termination of the holder's employment during the restriction period, restricted stock shall be forfeited unless the Committee determines otherwise.

    Performance awards provide the holder thereof the right to receive payment, in whole or in part, upon the achievement of performance goals established by the Committee during performance periods established by the Committee. A performance award granted under the Global Plan may be denominated or payable only in shares of our common stock or in restricted stock.

    No award granted under the Global Plan may be assigned, transferred, pledged or otherwise encumbered by the individual to whom it is granted, other than by will, by designation of a beneficiary, or by laws of descent and distribution, except that nonqualified stock options may be transferred by a participant in the Global Plan to certain members of the participant's immediate family, family trusts or partnerships. During the individual's lifetime, each award is exercisable only by the participant, the participant's permitted transferees or, if permissible under applicable law, by the individual's guardian or legal representative. If the proposed amendments to the Global Plan are approved by our shareowners, the Global Plan will be amended to define permitted transferees to include a participant's children, stepchildren, grandchildren, parents, stepparents, grandparents, current spouse, former spouse, siblings, nieces, nephews, parents-in-law, sons-in-law, daughters-in-law, brothers-in-law and sisters-in-law (including adoptive relationships), any person sharing the participant's household (other than a tenant or employee), one or more trusts in which these persons have more than 50% of the beneficial interest, a foundation in which the participant or these persons control the management of assets, or any other entity in which the participant or these persons own more than 50% of the voting interests, so long as, in the case of any transfer to any of these persons, (a) there is no consideration for the transfer or the transfer is made in connection with a marital dissolution and (b) the options held by the transferees continue to be subject to the same terms and conditions (including restrictions or subsequent transfers) as were applicable to the options immediately prior to their transfer.

    If any shares of our common stock subject to any award or to which an award relates are not purchased or are forfeited, or if any award terminates without the delivery of shares or other consideration, the shares previously used for these awards will become available for future awards under the Global Plan. Except as otherwise provided under procedures adopted by the Committee to avoid double-counting with respect to awards granted in tandem with or in substitution for other awards, all shares relating to awards granted are counted against the aggregate number of shares available for granting awards under the Global Plan.

    If any corporate transaction or other event occurs and affects the shares of our common stock in a way that would make an adjustment appropriate in order to prevent dilution or enlargement of the benefits available under the Global Plan, then the Committee may adjust, in whatever manner it deems equitable:

  •
  the number and type of shares (or other securities or property) that thereafter may be made the subject of awards;

  •
  the number and type of shares (or other securities or property) subject to the outstanding awards; and

  •
  the exercise price with respect to any award.

    Events or transactions that might result in these types of adjustment may include, among other things, any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of our common stock or other securities of ADC, or the issuance of warrants or other rights to purchase shares of our common stock or other securities of ADC. In addition, the Committee may correct any defect, supply any omission or reconcile any inconsistency in the Global Plan or any award agreement in the manner and to the extent it deems desirable to implement the Global Plan.

    The Board of Directors may amend, alter or discontinue the Global Plan at any time. However, shareowner approval must be obtained for any change that:

  •
  absent shareowner approval, would cause Rule 16b-3 promulgated under the Securities Exchange Act of 1934 to become unavailable with respect to the Global Plan;

  •
  requires the approval of our shareowners under any rules or regulations of the National Association of Securities Dealers, Inc. or any securities exchange applicable to us; or

  •
  requires the approval of our shareowners under the Internal Revenue Code in order to permit incentive stock options to be granted under the Global Plan.

    Unless otherwise expressly provided in the Global Plan or an applicable award agreement, any award granted may extend beyond the termination date of the Global Plan. The Global Plan is scheduled to terminate on February 26, 2006.

    The following is a summary of the principal federal income tax consequences generally applicable to awards under the Global Plan:

    The grant of an option or SAR is not expected to result in any taxable income for the recipient. The holder of an incentive stock option generally will have no taxable income upon exercising the incentive stock option (except that a liability may arise pursuant to the alternative minimum tax), and we will not be entitled to a tax deduction when an incentive stock option is exercised. Upon exercising a nonqualified stock option the holder must recognize ordinary income equal to (a) the excess of the fair market value of the shares of our common stock acquired on the date of exercise, over (b) the exercise price. We will be entitled at the time of exercise of a nonqualified option to a tax deduction for the same amount. Upon exercising an SAR, the amount of any cash received by the holder of the SAR and the fair market value on the exercise date of any shares of our common stock received are taxable to the recipient as ordinary income and deductible by us. The tax consequences to the holder of a stock option upon a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held and upon whether the shares were acquired by exercising an incentive stock option or by exercising a nonqualified stock option or SAR. Generally there will be no tax consequence to us in connection with a disposition of shares acquired under an option, unless the shares were acquired under an incentive stock option before the applicable incentive stock option holding periods set forth in the Internal Revenue Code have been satisfied.

    With respect to other awards granted under the Global Plan that are payable in shares of our common stock and that are either transferable or not subject to substantial risk of forfeiture, the holder of these types of awards must recognize ordinary income equal to the excess of (a) the cash or the fair market value of the shares of common stock received (determined as of the date of receipt), over (b) the amount (if any) paid for the shares by the holder of the award. We will be entitled at that time to a deduction for the same amount. With respect to an award that is payable in shares of common stock that are restricted as to transferability and subject to substantial risk of forfeiture, unless a special election is made pursuant to the Internal Revenue Code, the holder of the award must recognize ordinary income equal to the excess of (x) the fair market value of the shares of common stock received (determined as of the first time the shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier), over (y) the amount (if any) paid for these shares by the holder, and we will be entitled at that time to a tax deduction for the same amount.

    Special rules apply in the case of individuals subject to Section 16(b) of the Exchange Act. In particular, under current law, unless a special election is made pursuant to the Internal Revenue Code, shares received pursuant to the exercise of a stock option or SAR may be treated as restricted with respect to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized, and the amount of our tax deduction, may be determined as of the end of such period.

    Under the Global Plan, subject to the discretion of the Committee and upon the terms and conditions it may impose, the Committee may permit participants receiving or exercising awards to surrender shares of our common stock (either shares received upon the receipt or exercise of the award or shares previously owned by the participants) to us to satisfy federal and state withholding tax obligations. In addition, subject to its discretion and any rules it may adopt, the Committee may grant a bonus to a participant in order to provide funds to pay all or a portion of federal and state taxes due as a result of the receipt or exercise of (or lapse of restrictions relating to) an award. The amount of this bonus will be taxable to the participant as ordinary income, and we will have a corresponding deduction equal to that amount (subject to the usual rules concerning reasonable compensation).

Summary of the Nonemployee Director Plan

    We have maintained the Nonemployee Director Plan since 1991. As of October 31, 2001, there were 979,400 shares available for future award grants under this plan. Under the Nonemployee Director Plan, each of our directors who is not an employee of ADC or any of our subsidiaries automatically receives a grant of an option to purchase 24,000 shares of our common stock upon initial election to the Board of Directors. Thereafter, each nonemployee director receives an annual grant of an option to purchase 12,000 shares of our common stock following each annual meeting of our shareowners, provided that our return on equity for the fiscal year immediately preceding that annual meeting was at least 10%. For purposes of the Nonemployee Director Plan, "return on equity" is defined as the percentage determined by dividing (a) our net income for that fiscal year, by (b) the total shareowners' investment in ADC as of the next preceding fiscal year. In addition, the plan provides that if a director has attended less than 75% of the total number of meetings of our Board of Directors in the calendar year preceding the date of grant of an annual option, the annual option award is reduced from 12,000 shares to 9,000 shares. Our return on equity for fiscal 2001 did not meet the 10% threshold. Consequently, if shareowners do not approve the proposal to combine the Nonemployee Director Plan with the Global Plan, the fixed annual option grants provided in the Nonemployee Director Plan will not be made to nonemployee directors for fiscal 2002. If the proposal is approved, the Compensation and Organization Committee intends to grant options to purchase 25,000 shares to each director on February 20, 2002. In addition, nonemployee directors will be eligible to participate in a program under which additional stock options and restricted stock units may be issued to them under the Global Plan in lieu of payment of their annual cash retainer as described below under the caption "Deferral Program."

    Options granted under the Nonemployee Director Plan are intended to be nonqualified stock options, the attributes of which, for U.S. federal income tax purposes, are discussed above under the summary of the Global Plan. All options granted under the Nonemployee Director Plan have an exercise price equal to the fair market value of our common stock on the date of grant and become exercisable one year after the date of grant. The option exercise price is payable in cash. The options expire 10 years from the date of grant (subject to earlier termination in the event of death). All of these provisions under existing outstanding options will remain unchanged if the Nonemployee Director Plan is combined with the Global Plan. Options granted under the Nonemployee Director Plan are not transferable otherwise than by will, by designation of a beneficiary or by the laws of descent and distribution, except that options may be transferred by a plan participant to certain members of a participant's immediate family or to certain family trusts or partnerships. If the Nonemployee Director

Plan is combined with the Global Plan, the Global Plan will also be amended to define more broadly the group of immediate family members, trusts and partnerships to whom options may be transferred.

    Our Board of Directors may suspend, discontinue, revise or amend the Nonemployee Director Plan at any time but may not, without shareowner approval, make any revisions or amendments to the Nonemployee Director Plan that (a) absent shareowner approval, would cause Rule 16b-3 promulgated under the Exchange Act to become unavailable with respect to the Nonemployee Director Plan, or (b) require the approval of our shareowners under any rules or regulations of the National Association of Securities Dealers, Inc. or any securities exchange applicable to us. Our Board may not alter or impair any option granted under the Nonemployee Director Plan without the consent of the holder of the option. Under the Nonemployee Director Plan, appropriate adjustments in the plan and outstanding options will be made in the event of changes in our common stock through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in our corporate structure. The Nonemployee Director Plan is scheduled to expire on February 26, 2006. These same terms are applicable to the Global Plan, and none of these provisions in the Global Plan will change if the Nonemployee Director Plan is combined with the Global Plan.

Deferral Program

    In connection with the proposed combination of the Nonemployee Director Plan and the Global Plan, our Board of Directors has also approved changes to our Compensation Plan for Directors. This plan allows nonemployee directors to defer payment of all or a portion of their annual cash retainer fees for board service or service on a committee of the board. As amended, but subject to shareowner approval of this proposal, the Compensation Plan for Directors will permit nonemployee directors to receive stock options or restricted stock units in exchange for their retainer fees. If a director elects to exchange part or all of his or her retainer for stock options, the number of shares covered by the option will be equal to that number of shares having a market value on the date of grant equal to 4.5 times the amount of the retainer exchanged. All such options will be granted under the Global Plan. If a director elects to exchange part or all of his or her retainer for restricted stock units, such restricted stock units will be issued for the fair market value per share thereof on the effective date of the election, and will be issued as restricted stock units under the Global Plan. The actual shares of common stock represented by the restricted stock units will be distributed upon such director's resignation or retirement. The Board believes that the opportunity to exchange cash retainer fees for stock options or restricted stock units will provide nonemployee directors with an important means through which they can increase their proprietary interest in ADC and further align their interests with the interests of our shareowners.

Board Recommendation and Shareowner Vote Required

    The Board of Directors recommends that you vote FOR the proposal to combine the Nonemployee Director Plan with the Global Plan and to amend and restate the Global Plan as described above. Unless otherwise directed, the persons named in the accompanying proxy card intend to vote the proxies held by them in favor of the proposal. The affirmative vote of the holders of a majority of the shares of common stock present and entitled to vote at the Annual Meeting on this item of business is required for the approval of the proposal (provided that the number of shares voted in favor of the proposal constitutes more than 25% of the outstanding shares of our common stock).

    If a shareowner abstains from voting on this proposal, then the shares held by that shareowner will be deemed present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to this proposal, but will not be deemed to have been voted in favor of this proposal.

PROPOSAL TO AMEND THE GLOBAL EMPLOYEE STOCK PURCHASE PLAN

Proposed Amendments

    We maintain a Global Employee Stock Purchase Plan, which we call the "Purchase Plan" in this Proxy Statement, that provides our employees with the opportunity to purchase shares of our common stock. In December 2001, our Board of Directors adopted, subject to shareowner approval, an amendment to the Purchase Plan to increase the number of shares of our common stock available for issuance under the Purchase Plan from 8,000,000 to 23,000,000 shares, an increase of 15,000,000 shares.

    Our Board of Directors recommends that you vote in favor of the amendment to the Purchase Plan. The Board, as well as our senior management, believes that it is important to align the interests of our employees with the interests of our shareowners, and we believe that encouraging share ownership by our employees through the Purchase Plan is a key means to achieve this goal. Furthermore, we believe that our Purchase Plan enhances our ability to attract and retain employees, enhances employee loyalty and increases the focus of our employees on the creation of shareowner value. The proposed amendment is described in greater detail below.

Summary of the Global Employee Stock Purchase Plan

    The Purchase Plan was originally adopted in 1994 and was amended in 2000. The Purchase Plan permits a total of 8,000,000 shares of our common stock to be sold to participating employees. Currently, approximately 2,708,000 shares are available for sale under the Purchase Plan. Under the Purchase Plan, shares are sold at a price not less than 85% of the fair market value of our common stock on either the first day or the last day of a six-month purchase period, whichever results in a lower purchase price. The percentage of fair market value applicable to any purchase period will be determined by the Compensation and Organization Committee of our Board of Directors in advance of the commencement of each purchase period. Purchase periods commence on the first U.S. business day in April and October of each year and end on the last U.S. business day in the following September and March, respectively. Participating employees may direct us to make payroll deductions in amounts to be determined from time to time by the Committee from their current, regular base compensation (excluding annual bonuses and other forms of special compensation) during the purchase period for the purchase of shares under the Purchase Plan. Participating employees may terminate their participation in the Purchase Plan at any time, subject to such terms and conditions as the Committee may establish. However, employees who terminate their participation may not re-enroll in the Purchase Plan until the designated enrollment period for the next purchase period.

    Participants in the Purchase Plan may purchase a maximum of 30,000 shares, or, for U.S. employees only, shares having a fair market value (determined as of the beginning of each purchase period) of no more than $25,000 during any calendar year. We have the option of either issuing new shares of our common stock or purchasing shares in the open market to satisfy employee purchases under the Purchase Plan.

    Any employee of ADC in the United States or any other participating country or any employee of our participating affiliates who is expected to be employed by us or our affiliates for at least three months during a calendar year is eligible to participate in the Purchase Plan, except that employees who hold more than five percent of the outstanding shares of our common stock may not participate. As of December 31, 2001, approximately 9,360 employees were eligible to participate in the Purchase Plan. The Purchase Plan is administered by the Compensation and Organization Committee of our Board of Directors.

    Upon a participant's termination of employment with us for any reason, his or her participation in the Purchase Plan will cease, and the accumulated payroll deductions for that purchase period will be paid, in cash, to the participant or the participant's estate or designated beneficiary within 30 days after the end of the purchase period during which the termination occurred.

    The Purchase Plan may be amended by our Board of Directors at any time, except that the Board of Directors may not, without shareowner approval, adopt any amendment that (a) would cause Rule 16b-3 under the Securities Exchange Act of 1934 or Section 423 of the Internal Revenue Code to become unavailable absent such shareowner approval, (b) requires shareowner approval under any rules or regulations of the National Association of Securities Dealers, Inc., or (c) permits the issuance of shares of our common stock before payment for the shares in full.

Federal Income Tax Consequences

    The following is a brief summary of the principal U.S. federal income tax consequences of the stock purchase rights that may be granted under the Purchase Plan based upon federal income tax laws in effect on the date of this Proxy Statement. This summary is not intended to be exhaustive and does not describe state, local or non-U.S. tax consequences.

    The Purchase Plan, and the right of participants to make purchases of our common stock pursuant to the Purchase Plan, are intended to be eligible for the favorable tax treatment provided by Sections 421 and 423 of the Internal Revenue Code. The amounts of payroll deductions under the Purchase Plan will be taxable to a participant as compensation for the year in which such amounts otherwise would have been paid to the participant. A participant is not expected to realize any ordinary income upon the grant of the stock purchase rights or upon the purchase of our common stock under the Purchase Plan, and we will not be entitled to any deduction at the time of grant of the rights or purchase of the shares.

    The amount of a participant's tax liability upon disposition of the shares acquired will depend on whether or not the participant meets certain conditions summarized below. If the participant:

  •
  does not dispose of the shares purchased within two years after grant of the stock purchase right and within one year after purchase; and
  •
  is an employee of ADC at all times during the period beginning with the date he or she becomes a participant and ending three months before acquiring the shares,

then upon the disposition of acquired shares after satisfying the prescribed holding period, we will receive no deduction and the participant:

  •
  will recognize ordinary income on the lesser of (a) the participant's gain on the sale or (b) the purchase price discount under the Purchase Plan, computed as if the right to purchase was exercised on the first business day of the purchase period; and
  •
  will recognize long-term capital gain (or loss) on the difference between the sale price and the sum of the purchase price and any ordinary income recognized on the disposition.

However, consequences for both ADC and the participant would differ if the participant did not satisfy the prescribed holding period.

Board Recommendation and Shareowner Vote Required

    The Board of Directors recommends that you vote FOR the proposal to amend the Global Employee Stock Purchase Plan. Unless otherwise directed, the persons named in the accompanying proxy card intend to vote the proxies held by them in favor of the proposal. An affirmative vote of the holders of a majority of the shares of common stock present and entitled to vote at the Annual Meeting is required for the approval of the proposal (provided that the number of shares voted in favor of the proposal constitutes more than 25% of the outstanding shares of our common stock).

    If a shareowner abstains from voting as to this proposal, then the shares held by the shareowner will be deemed present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to this proposal, but will not be deemed to have been voted in favor of this proposal.

PROPOSAL TO APPROVE THE MATERIAL TERMS OF OUR
EXECUTIVE MANAGEMENT INCENTIVE PLAN

General

    Section 162(m) of the Internal Revenue Code generally limits to $1,000,000 the amount that we are allowed each year to deduct for the compensation paid to our Chief Executive Officer and our other four most highly compensated executive officers. However, qualified "performance-based compensation" is not subject to the $1,000,000 deduction limit. In general, to qualify as performance-based compensation, the following requirements need to be satisfied: (a) payments must be computed on the basis of an objective, performance-based compensation standard determined by a committee consisting solely of two or more "outside directors," (b) the material terms under which the compensation is to be paid, including the business criteria upon which the performance goals are based, and a limit on the maximum bonus amount that may be paid to any participant with respect to any performance period, must be approved by a majority of the vote of shareowners in a separate shareowner vote, and (c) the committee administering the plan must certify that the applicable performance goals were satisfied before payment of any performance-based compensation.

    In December 2001, our Board of Directors adopted the Executive Management Incentive Plan (or "Executive MIP"), which is designed to provide a competitive incentive compensation opportunity in order to attract and retain key executives. We are now seeking shareowner approval of the material terms of the Executive MIP in order to qualify compensation paid under the Executive MIP as "performance-based compensation," as defined in Section 162(m) of the Code. We have historically maintained one or more annual management incentive plans providing for the payment of cash bonuses to key employees if certain performance objectives are achieved. As in the case of these other plans, the Executive MIP is intended to provide our executive officers with a direct financial incentive to make significant contributions to the achievement of our annual financial and strategic goals. The Executive MIP is designed to reward participants only if specific, objective, predetermined performance goals are achieved during a fiscal year.

    If the material terms of the Executive MIP are approved by our shareowners, all payments under the Executive MIP will be deductible under Section 162(m) of the Code for the next five fiscal years. If the proposal is not approved, we reserve the right to make incentive payments under other incentive plans, including our existing Management Incentive Plan, if the applicable performance targets are achieved, even though the amounts payable under such programs may not be fully deductible for federal income tax purposes under Section 162(m) of the Code. Accordingly, our Board of Directors recommends that you vote in favor of this proposal in order to maximize the tax benefits available to us under the Code.

    The following is a summary of material terms of the Executive MIP:

Eligibility

    Participation in the Executive MIP is limited to our executive officers. As of the date of this Proxy Statement, we had a total of 13 executive officers. The Compensation and Organization Committee of our Board of Directors will have discretion to include or exclude any particular executive officer in the Executive MIP. If an executive officer is included in the Executive MIP, he or she will not be eligible for participation in our existing MIP. For fiscal 2002, the Committee intends to limit participation in the Executive MIP to our Chief Executive Officer only. Other executive officers and key employees will be eligible to receive annual cash bonuses under our existing MIP.

Administration

    The Executive MIP is administered by the Compensation and Organization Committee, which consists solely of "outside directors" within the meaning of Section 162(m) of the Code. The Committee has the authority to determine the amount of bonuses under the Executive MIP and to set the terms and conditions of the bonus awards. The Committee also has the authority to establish rules for the administration of the Executive MIP, and its determinations and interpretations are binding on all interested parties. Under the Executive MIP, the Committee is required to certify that the applicable performance goals have been met prior to payment of any cash bonuses to participants.

Determination of Bonus Amount; Maximum Bonus

    The Executive MIP will entitle each participant to receive a cash bonus payment after the end of a fiscal year if the applicable financial or business conditions to payment of the bonus have been satisfied. Bonuses are payable solely in cash, although participants will be entitled to elect to defer part or all of an annual cash bonus payment under our Deferred Compensation Plan and participate in the Exchange Plan and receive stock options in lieu of all or a portion of their annual bonus payment under the Executive MIP. Such stock options will be granted under and be governed by the terms of our Global Stock Incentive Plan.

    The right to receive a cash bonus will be determined solely based on the attainment of one or more specific, objective, predetermined performance goals selected by the Committee no later than 90 days after the beginning of a fiscal year. The annual performance goals may apply to the individual executive officer, an identifiable business unit of ADC, ADC as a whole, or any combination thereof. The performance goals will be based solely on one or more of the following business criteria:

  •
  revenue or revenue growth;

  •
  new product revenue;

  •
  earnings (before or after taxes, interest, depreciation and/or amortization);

  •
  operating income or gross margin performance;

  •
  market share;

  •
  EVA® or improvements in EVA®;

  •
  cash flow (including free cash flow, net cash flow or operating cash flow or any combination of these measures);

  •
  operating and fixed factory expense levels;

  •
  working capital;

  •
  stock price performance;

  •
  earnings per share (basic or diluted);

  •
  total shareowner return and profitability as measured by any one or more of the following ratios: return on revenue, return on assets, or return on equity; and

  •
  cumulative total return to shareholders (whether compared to pre-selected peer groups or not).

    The maximum cash bonus that may be paid to any participant pursuant to the Executive MIP in any fiscal year may not exceed the lesser of 300% of a participant's base salary for that fiscal year or $4,000,000. The Committee has complete discretionary authority to reduce the amount of a cash bonus that would otherwise be payable if the performance criteria have been met.

2002 Executive MIP Bonuses

    The amount of the cash bonuses to be received by eligible participants in fiscal 2002 are not determinable at this time because the bonus amounts payable, if any, will depend upon achievement of the fiscal 2002 performance goals established by the Committee. However, if the 2002 Executive MIP program had been in effect for eligible participants in fiscal 2001, none of these individuals would have received any cash bonuses under the Executive MIP.

Amendment; Termination

    The Compensation and Organization Committee may amend, alter or discontinue the Executive MIP at any time in its sole discretion. The Executive MIP will terminate by its terms immediately after the fiscal year ending October 31, 2006.

Federal Income Tax Consequences

    The following is a summary of the principal federal income tax consequences generally applicable to cash bonuses that may be paid under the Executive MIP:

    No taxable income should result for any participant at the time the annual performance criteria and formula for determining potential bonus amounts are determined. Cash bonus payments made to the participants after achievement of the annual performance goals set forth in the agreement will be taxable to the participant as ordinary income. Subject to general tax law considerations concerning reasonable compensation, and assuming that compensation paid under the Executive MIP will qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, ADC will be entitled to a tax deduction for that same amount at the time a participant recognizes ordinary income.

Board Recommendation and Shareowner Vote Required

    The Board of Directors recommends that you vote FOR the proposal to approve the material terms of the Executive MIP. Unless otherwise directed, the persons named in the accompanying proxy card intend to vote the proxies held by them in favor of the proposal to approve the Executive MIP. The affirmative vote of the holders of a majority of the shares of common stock present and entitled to vote at the Annual Meeting on this item of business is required for the approval of the proposal (provided that the number of shares voted in favor of the proposal constitutes more than 25% of the outstanding shares of our common stock).

    If a shareowner abstains from voting on this proposal, then the shares held by that shareowner will be deemed present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to this proposal, but will not be deemed to have been voted in favor of this proposal.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

    The Audit Committee of the Board of Directors is responsible for overseeing management's financial reporting practices and internal controls. The Audit Committee is composed of three outside directors, all of whom meet the independence requirements of the applicable Nasdaq listing standards.

    The Audit Committee acts under a written charter that was first adopted and approved by our Board of Directors on August 1, 2000. A copy of the charter was attached to our Proxy Statement for the 2001 Annual Shareowners' Meeting.

    In connection with our consolidated financial statements for the fiscal year ended October 31, 2001, the Audit Committee has:

  •
  reviewed and discussed the audited financial statements with management and with representatives of Arthur Andersen LLP, our independent auditors;

  •
  discussed with our independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees); and

  •
  received from our independent auditors the disclosures regarding Arthur Andersen LLP's independence as required by Independence Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed the independence of Arthur Andersen LLP, including the compatibility of nonaudit services with the auditors' independence, with representatives of our independent auditors.

Based on these actions, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended October 31, 2001 and filed with the Securities and Exchange Commission.

                      John D. Wunsch, Chairman
                      John A. Blanchard III
                      Charles D. Yost

                      Members of Audit Committee of the Board of Directors

INDEPENDENT PUBLIC ACCOUNTANTS

    Arthur Andersen LLP has audited our books and records since 1960, and our Board of Directors intends to reappoint Arthur Andersen LLP for our fiscal year ending October 31, 2002. Representatives of Arthur Andersen LLP will be present at the Annual Meeting with the opportunity to make a statement if they desire and will be available to respond to questions.

DISCLOSURE OF FEES PAID TO INDEPENDENT AUDITORS

    In addition to retaining Arthur Andersen LLP to audit our consolidated financial statements for fiscal 2001, we retained Arthur Andersen LLP to provide various consulting services in 2001, and expect to continue to do so in the future. The aggregate fees billed for professional services by Arthur Andersen LLP in 2001 for these various services were:

  Audit Fees: $509,000 for services rendered for the annual audit of our consolidated financial statements for fiscal 2001 and the quarterly reviews of the financial statements included in our Form 10-Qs;

  Audit Related Fees: $661,498 for services relating to statutory audits of our various benefit plans and non-U.S. subsidiaries and financial accounting advice relating to particular transactions;

  Financial Information Systems Design and Implementation Fees: $1,037,768 for services rendered in connection with the design and implementation of software systems that aggregate source data underlying our financial statements or generate information that is significant to our financial statements taken as a whole; and

  All Other Fees: $2,111,175 for nonfinancial statement accounting services, including due diligence procedures associated with mergers, acquisitions and divestitures and tax advisory services.

    Although we may retain Arthur Andersen LLP to assist in the design and implementation of our financial information systems, our management makes all decisions with respect to these systems and is responsible for evaluating the adequacy of these systems and for establishing and maintaining our system of internal accounting controls.

SHAREOWNER PROPOSALS FOR THE NEXT ANNUAL MEETING

    Shareowners wishing to present proposals to be considered at the 2003 Annual Shareowners' Meeting should submit the proposals to us in accordance with all applicable rules and regulations of the Securities and Exchange Commission no later than September 23, 2002. If a shareowner desires to bring business before the 2003 Annual Shareowners' Meeting that is not the subject of a proposal timely submitted for inclusion in the Proxy Statement, written notice of such business must be received by the Secretary of ADC at our principal executive offices on or before December 7, 2002. Shareowner proposals that are submitted after this date may not be presented in any manner at the 2003 Annual Shareowners' Meeting.

OTHER MATTERS

    We know of no other matters to come before the Annual Meeting. If other matters are properly brought before the Annual Meeting, it is the intention of the persons named as proxies on the enclosed proxy card to vote as they deem in the best interests of ADC.

                      BY ORDER OF THE BOARD OF DIRECTORS

                      JEFFREY D. PFLAUM
                       Vice President, General Counsel and Secretary

January 21, 2002

ADC TELECOMMUNICATIONS, INC.
GLOBAL STOCK INCENTIVE PLAN

(as amended and restated through February 19, 2002)

Section 1. Purpose.

    The purposes of the ADC Telecommunications, Inc. Global Stock Incentive Plan (the "Plan") are to: (i) aid in maintaining and developing key employees capable of assuring the future success of ADC Telecommunications, Inc. (the "Company"), and to offer such personnel incentives to put forth maximum efforts for the success of the Company's business; (ii) to enhance the Company's ability to attract and retain the services of experienced and knowledgeable outside directors; and (iii) to afford such key employees and outside directors an opportunity to acquire a proprietary interest in the Company, thereby aligning their interests with the interests of the Company's shareholders.

Section 2. Definitions.

    As used in the Plan, the following terms shall have the meanings set forth below:

    (a) "Affiliate" shall mean (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

    (b) "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Dividend Equivalent or Performance Award granted under the Plan.

    (c) "Award Agreement" shall mean any written agreement, contract or other instrument or document evidencing any Award granted under the Plan.

    (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any regulations promulgated thereunder.

    (e) "Committee" shall mean a committee of the Board of Directors of the Company designated by such Board to administer the Plan and composed of not less than three directors, each of whom is a "Non-Employee Director" within the meaning of Rule 16b-3.

    (f)  "Dividend Equivalent" shall mean any right granted under Section 6(f) of the Plan.

    (g) "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee. Notwithstanding the foregoing, for purposes of the Plan, the Fair Market Value of Shares on a given date shall be (i) the last sale price of the Shares as reported on the Nasdaq National Market System on such date, if the Shares are then quoted on the Nasdaq National Market System or (ii) the closing price of the Shares or such date on a national securities exchange, if the shares are then being traded an a national securities exchange.

    (h) "Incentive Stock Option" shall mean an option granted under Section 6(a) of the Plan that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

    (i)  "Key Employee" shall mean any employee of the Company or any Affiliate who the Committee determines to be a key employee.

    (j)  "Non-Qualified Stock Option" shall mean an option granted under Section 6(a) of the Plan that is not intended to be an Incentive Stock Option.

    (k) "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

    (l)  "Outside Director" shall mean each member of the Board of Directors of the Company that is not also an employee of the Company or any Affiliate of the Company.

    (m) "Participant" shall mean either a Key Employee or an Outside Director designated to be granted an Award under the Plan.

    (n) "Performance Award" shall mean any right granted under Section 6(d) of the Plan.

    (o) "Person" shall mean any individual, corporation, partnership, association or trust.

    (p) "Restricted Stock" shall mean any Share granted under Section 6(c) of the Plan.

    (q) "Restricted Stock Unit" shall mean any unit granted under Section 6(f) of the Plan evidencing the right to receive a Share at some future date.

    (r) "Rule 16b-3" shall mean Rule 16b-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, or any successor rule or regulation thereto.

    (s) "Shares" shall mean shares of Common Stock, $.20 par value, of the Company or such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(c) of the Plan.

    (t)  "Stock Appreciation Right" shall mean any right granted under Section 6(b) of the Plan.

Section 3. Administration.

    (a) Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, the Committee shall have full power and authority to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares to be covered by (or with respect to which payments are to be calculated in connection with) Awards; (iv) determine the terms and conditions of any Award or Award Agreement; (v) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of Options or the lapse of restrictions relating to Restricted Stock or Restricted Stock Units; (vi) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended; (vii) determine whether, to what extent and under what circumstances cash or Shares payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee; (viii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (ix) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Participant, any holder or beneficiary of any Award and any employee of the Company or any Affiliate.

    (b) Meetings of the Committee. The Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as the Committee may determine. A majority of the Committee's members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable.

Section 4. Shares Available for Awards.

    (a) Shares Available. Subject to adjustment as provided in Section 4(c), as of November 1, 2001, the number of Shares available for the issuance of shares under outstanding Awards and the granting of future Awards under the Plan shall be 149,308,431. If any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares or cash payments to be received thereunder, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the

Plan. In addition, any Shares that are used by a Participant as full or partial payment to the Company of the purchase price of Shares acquired upon exercise of an Option shall again be available for granting Awards.

    (b) Accounting for Awards. For purposes of this Section 4,

       (i) if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan; and

      (ii) if an Award entitles the holder to receive cash payments but the amount of such payments are denominated in or based on a number of Shares, such number of Shares shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan;

provided, however, that Awards that operate in tandem with (whether granted simultaneously with or at a different time from), or that are substituted for, other Awards may be counted or not counted under procedures adopted by the Committee in order to avoid double counting.

    (c) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or securities or other property) which thereafter may be made the subject of Awards, (ii) the number and type of Shares (or securities or other property) subject to outstanding Awards and (iii) the exercise price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

    (d) Incentive Stock Options. The aggregate number of Shares available as of November 1, 2001 for outstanding Incentive Stock Options and for granting Incentive Stock Options under the Plan shall not exceed 149,308,431, subject to adjustment as provided in the Plan and Section 422 or 424 of the Code.

Section 5. Eligibility.

    Any Key Employee, including any Key Employee who is an officer or director of the Company or any Affiliate, and any Outside Director shall be eligible to be designated a Participant; provided, however, that an Incentive Stock Option shall not be granted to an Outside Director or an employee of an Affiliate unless such Affiliate is also a "subsidiary corporation" of the Company within the meaning of Section 424(f) of the Code.

Section 6. Awards.

    (a) Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

       (i) Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee; provided, however, that such purchase price shall not be less than the Fair Market Value of a Share on the date of grant of such Option.

      (ii) Option Term. The term of each Option shall be fixed by the Committee, but such term shall not exceed 10 years from the date on which such Option is granted.

      (iii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other securities, other Awards or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which payment of the exercise price with respect thereto may be made or deemed to have been made.

    (b) Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Participants subject to the terms of the Plan and any applicable Award Agreement. A Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive upon exercise thereof the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as specified by the Committee, which price shall not be less than the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it may deem appropriate.

    (c) Restricted Stock. The Committee is hereby authorized to grant Awards of Restricted Stock to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

       (i) Restrictions. Shares of Restricted Stock shall be subject to such restrictions as the Committee may impose (including, without limitation, any limitation on the right to vote a Share of Restricted Stock or the right to receive any dividend or other right or property with respect thereto), which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise as the Committee may deem appropriate.

      (ii) Stock Certificates. Any Restricted Stock granted under the Plan shall be evidenced by issuance of a stock certificate or certificates. Such certificate or certificates shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

      (iii) Forfeiture; Delivery of Shares. Except as otherwise determined by the Committee, upon termination of employment or upon resignation or removal as an Outside Director (as determined under criteria established by the Committee) during the applicable restriction period, all Shares of Restricted Stock at such time subject to restriction shall be forfeited and reacquired by the Company; provided, however, that the Committee may, when it finds that a waiver would be in the best interest of the Company, waive in whole or in part any or all remaining restrictions with respect to Shares of Restricted Stock. Shares representing Restricted Stock that are no longer subject to restrictions shall be delivered to the holder thereof promptly after the applicable restrictions lapse or are waived.

      (iv) Limit on Restricted Stock Awards. Grants of Restricted Stock shall be subject to the limitations set forth in Section 6(e) hereof.

    (d) Performance Awards. The Committee is hereby authorized to grant Performance Awards to Participants subject to the terms of the Plan and any applicable Award Agreement. A Performance Award granted under the Plan (i) shall be granted and payable in Shares (including, without limitation, Restricted Stock) and (ii) shall confer on the holder thereof the right to receive Shares upon the achievement of such performance goals during such performance periods as the Committee shall establish. Subject to the terms of the Plan and any applicable Award Agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award granted and the number of shares to be issued pursuant to any Performance

Award shall be determined by the Committee. Grants of Performance Awards shall be subject to the limitations set forth in Section 6(e) hereof.

    (e) Limit on Restricted Stock and Performance Awards. The maximum number of Shares under the Plan available for grants of Restricted Stock and Performance Awards made from and after February 27, 2001, in the aggregate, shall be 4,000,000 Shares.

    (f)  Restricted Stock Units and Dividend Equivalents. The Committee is hereby authorized to grant Awards of Restricted Stock Units solely in connection with an arrangement whereby Outside Directors can elect to exchange all or a portion of their cash retainer (whether for board service or service on a committee of the Board) for such Restricted Stock Units. No Shares shall be issued at the time such Awards are granted, and the Restricted Stock Units shall be subject to such restrictions and other terms and conditions as the Committee may impose. In addition, the Committee is hereby authorized to grant Dividend Equivalents to the holders of Restricted Stock Units, which Dividend Equivalents entitle such holders to receive payments (in cash or Shares and either currently or on a deferred basis, as determined by the Committee) equivalent to the amount of cash dividends paid by the Company to holders of Shares. Such Dividend Equivalents may have other terms and conditions consistent with the terms of the Plan, as determined by the Committee.

    (g) General.

       (i) No Cash Consideration for Awards. Except with respect to Awards authorized by Section 6(f), Awards shall be granted for no cash consideration or for such minimal cash consideration as may be required by applicable law.

      (ii) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Affiliate other than the Plan. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

      (iii) Forms of Payment Under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in Shares, cash or a combination thereof as the Committee shall determine, and may be made in a single payment, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installments or deferred payments.

      (iv) Limits On Transfer of Awards. No Award and no right under any such Award shall be assignable, alienable, salable or transferable by a Participant otherwise than by will or by the of descent and distribution; provided, however, that a Participant may, in the manner established by the Committee,

        (A) designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant, or

        (B) transfer a Non-Qualified Stock Option to any "family member" (as such term is used in Form S-8 under the Securities Act of 1933) of such Participant, provided that (1) there is no consideration for such transfer or such transfer is effected pursuant to a domestic relations order in settlement of marital property rights, and (2) the Non-Qualified Stock Options held by such transferees continue to be subject to the same terms and conditions (including restrictions or subsequent transfers) as were applicable to such Non-Qualified Stock Options immediately prior to their transfer.

  Each Award or right under any Award shall be exercisable during the Participant's lifetime only by the Participant, by a transferee pursuant to a transfer permitted by clause (B) of this Section 6(g)(iv), or, if permissible under applicable law, by the Participant's or such transferee's guardian or legal representative. No Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

      (v) Term of Awards. Subject to the terms of the Plan, the term of each Award shall be for such period as may be determined by the Committee.

      (vi) Rule 16b-3 Six-Month Limitations. To the extent required in order to comply with Rule 16b-3 only, any equity security offered pursuant to the Plan may not be sold for at least six months after acquisition, except in the case of death or disability, and any derivative security issued pursuant to the Plan shall not be exercisable for at least six months, except in case of death or disability. Terms used in the preceding sentence shall, for the purposes of such sentence only, have the meanings, if any, assigned or attributed to them under Rule 16b-3.

     (vii) Restrictions; Securities Exchange Listing. All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. If the Shares are traded on a securities exchange, the Company shall not be required to deliver any Shares covered by an Award unless and until such Shares have been admitted for trading on such securities exchange.

     (viii) Award Limitations Under the Plan. No Participant may be granted any Award or Awards under the Plan, the value of which Award or Awards are based solely on an increase in the value of Shares after the date of grant of such Award or Awards, for more than 4,000,000 Shares, in the aggregate, in any one calendar year period beginning with the 1994 calendar year. The foregoing annual limitation specifically includes the grant of any Awards representing qualified performance-based compensation, within the meaning of Section 162(m) of the Code.

Section 7. Amendment and Termination; Adjustments.

    Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

    (a) Amendments to the Plan. The Board of Directors of the Company may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the shareholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that:

       (i) absent such approval, would cause Rule 16b-3 to become unavailable with respect to the Plan;

      (ii) requires the approval of the Company's shareholders under any rules or regulations of the National Association of Securities Dealers, Inc. or any securities exchange that are applicable to the Company; or

      (iii) requires the approval of the Company's shareholders under the Code in order to permit Incentive Stock Options to be granted under the Plan.

    (b) Amendments to Awards. The Committee may waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively, subject to Section 7(c) of the Plan. The Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, without the consent of the Participant or holder or beneficiary thereof.

    (c) Prohibition on Option Repricing. The Committee shall not reduce the exercise price of any outstanding Option, whether through amendment, cancellation or replacement grants, or any other means, without shareholder approval.

    (d) Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 8. Income Tax Withholding; Tax Bonuses.

    (a) Withholding. In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all federal and state taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes or (ii) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

    (b) Tax Bonuses. The Committee, in its discretion, shall have the authority, at the time of grant of any Award under this Plan or at any time thereafter to approve bonuses to designated Participants to be paid upon their exercise or receipt of (or the lapse of restrictions relating to) Awards in order to provide funds to pay all or a portion of federal and state taxes due as a result of such exercise or receipt (or the lapse of such restrictions). The Committee shall have full authority in its discretion to determine the amount of any such tax bonus.

Section 9. General Provisions.

    (a) No Rights to Awards. No Key Employee, Participant or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Key Employees, Participants or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to different Participants.

    (b) Delegation. The Committee may delegate to one or more officers of the Company or any affiliate or a committee of such officers the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to Key Employees who are not officers or directors of the Company for purposes of Section 16 of the Securities Exchange Act of 1934, as amended.

    (c) Terms of Awards. The specific terms of an Award pursuant to the Plan shall be set forth in an Award Agreement duly executed (by manual, facsimile or electronic signature) on behalf of the Company.

    (d) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

    (e) No Right to Employment or Directorship. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate or any right to remain as a member of the Board of Directors, as the case may be. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment (or remove an Outside Director), free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

    (f)  Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Minnesota.

    (g) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

    (h) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

    (i)  No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

    (j)  Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

Section 10. Effective Date of the Plan.

    The Plan shall be effective as of the date of its approval by the shareholders of the Company.

Section 11. Term of the Plan.

    Awards shall be granted under the Plan during a period commencing February 26, 1991, the date the Plan was approved by the shareholders of the Company, through February 26, 2006, the date to which the shareholders of the Company extended the expiration date of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond the ending date of the period stated above, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board of Directors of the Company to amend the Plan, shall extend beyond the end of such period.

ADC TELECOMMUNICATIONS, INC.
GLOBAL EMPLOYEE STOCK PURCHASE PLAN
(amended as of February 19, 2002)

ARTICLE I

INTRODUCTION

    Section 1.01 Purpose. The purpose of this Employee Stock Purchase Plan is to provide employees of ADC Telecommunications, Inc., a Minnesota corporation (the "Company"), and certain related corporations with an opportunity, and to encourage them, to share in the ownership of the Company by providing them with a convenient means for regular and systematic purchases of the Company's Common Stock, par value $.20 per share, and, thus, to develop a stronger incentive to work for the continued success of the Company.

    Section 1.02 Rules of Interpretation. It is intended that the Plan be an "employee stock purchase plan" as defined in Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code"), and Treasury Regulations promulgated thereunder. Accordingly, the Plan shall be interpreted and administered in a manner consistent therewith if so approved. All Participants in the Plan will have rights and privileges consistent with the provisions of the Plan.

    Section 1.03 Definitions. For purposes of the Plan, the following terms will have the meanings set forth below:

      (a) "Acceleration Date" means the earlier of the date of shareholder approval or approval by the Company's Board of Directors of (i) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Stock would be converted into cash, securities or other property, other than a merger of the Company in which shareholders of the Company immediately prior to the merger have the same proportionate ownership of stock in the surviving corporation immediately after the merger; (ii) any sale, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company; or (iii) any plan of liquidation or dissolution of the Company.

      (b) "Affiliate" means any subsidiary corporation of the Company, as defined in Section 425(f) of the Code, whether now or hereafter acquired or established.

      (c) "Committee" means the committee described in Section 11.01

      (d) "Company" means ADC Telecommunications, Inc., a Minnesota corporation, and its successors by merger or consolidation as contemplated by Article XII herein.

      (e) "Current Compensation" means base compensation, paid by the Company to a Participant in accordance with the terms of his or her employment, but excluding all forms of special compensation.

      (f)  "Fair Market Value" as of a given date means such value per share of the Stock as reasonably determined by the Committee in a manner consistent with Section 423 but which is not less than the last sale price as reported by the NASDAQ National Market System.

      (g) "Participant" means a Regular Employee who is eligible to participate in the Plan under Section 2.01 and who has elected to participate in the Plan.

      (h) "Participating Affiliate" means an Affiliate which has been designated by the Committee in advance of the Purchase Period in question as a corporation whose eligible Regular Employees may participate in the Plan.

      (i)  "Plan" means the ADC Telecommunications, Inc. Global Employee Stock Purchase Plan, as amended, the provisions of which are set forth herein.

      (j)  "Purchase Period" means each of the two 6-month periods beginning on the first business day in April and October of each year, respectively, and ending on the last business day in the following September and March, respectively.

      (k) "Purchase Percentage" means the percentage described in Section 4.02.

      (l)  "Regular Employee" means an employee of the Company or a Participating Affiliate as of the first day of a Purchase Period, including an officer or director who is also an employee, but excluding an employee whose customary employment is less than three months of any calendar year.

      (m) "Stock" means the Company's Common Stock, $.20 par value, as such stock may be adjusted for changes in the stock or the Company as contemplated by Article XII herein.

      (n) "Stock Purchase Account" means the account maintained on the books and records of the Company recording the amount received from each Participant through contributions made under the Plan.

ARTICLE II

ELIGIBILITY AND PARTICIPATION

    Section 2.01 Eligible Employees. All Regular Employees shall be eligible to participate in the Plan beginning on the first day of the first Purchase Period to commence after such person becomes a Regular Employee. Subject to the provisions of Article VII, each such employee will continue to be eligible to participate in the Plan so long as he or she remains a Regular Employee.

    Section 2.02 Election to Participate. An eligible Regular Employee may elect to participate in the Plan for a given Purchase Period by filing with the Company, in advance of that Purchase Period and in accordance with such terms and conditions as the Committee in its sole discretion may impose, an election for such purpose (which authorizes regular contributions from Current Compensation beginning with the first pay period in that Purchase Period and continuing until the employee either: (i) files a new or amended election during a Purchase Period authorizing withdrawal from the Plan, or (ii) ceases to be eligible to participate in the Plan).

    Section 2.03 Limits on Stock Purchase. No employee shall be granted any right to purchase Stock hereunder if such employee, immediately after such a right to purchase is granted, would own, directly or indirectly, within the meaning of Section 423(b)(3) and Section 425(d) of the Code, Stock possessing 5% or more of the total combined voting power or value of all the classes of the capital stock of the Company or of all Participating Affiliates.

    Section 2.04 Limits on Employment Contract. Nothing in this Plan shall confer on any Participant any express or implied right to employment or continued employment by the Company or any Affiliate, whether for the duration of the Plan or otherwise. This Plan shall not form part of any contract of employment between the Company or any Affiliate and any employee of the Company or any Affiliate, nor shall this Plan amend, abrogate or affect any existing employment contract between the Company or any Affiliate and their respective employees. Nothing in this Plan shall confer on any person any legal or equitable right against the Company or any Affiliate directly or indirectly or give rise to any cause of action at law or in equity against the Company or any Affiliate.

    Section 2.05 Limits on Compensation. Neither the Stock purchased by a Participant under this Plan nor any Stock Purchase Account maintained under this Plan nor any other benefit conferred hereby shall form any part of the wages or salary of any Participant for purposes of severance pay or termination indemnities, irrespective of the reason for termination of employment. Under no circumstances shall any person ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under this Plan which such employee might otherwise have enjoyed but for ceasing to be an employee, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise.

    Section 2.06 Voluntary Participation; No Acquired Rights. Participation in the Plan on the part of a Participant is voluntary and such participation is not a condition of employment. The benefits under this Plan do not entitle a Participant to any benefit other than those available under this Plan. The Company or any Affiliate, in their sole discretion, may provide additional benefits to some or all of their employees in the future. Neither the Company nor any Affiliate has any obligation to provide any benefits or other rights to acquire the Company's securities to Participants in the future. The benefits granted under the Plan are entirely at the grace and sole discretion of the Company. Specifically, neither the Company nor any Affiliate assumes any obligation to the Participant under the Plan with respect to any doctrine or principle of acquired rights or similar concept. Subject to the provisions of Article X of the Plan, the Company may amend or terminate the Plan or discontinue the benefits under the Plan at any time, at their sole discretion and without notice.

ARTICLE III

CONTRIBUTIONS AND STOCK PURCHASE ACCOUNT

    Section 3.01 Contributions. The election to participate described in Section 2.02 will permit a Participant to elect a contribution dollar amount or percentage of such Participant's Current Compensation, as determined by the Committee in its sole discretion, and subject to such other limitations as the Committee in its sole discretion may impose. A Participant may cease making contributions, subject to such limitations as the Committee in its sole discretion may impose.

    Section 3.02 Credit to Account. Contributions will be credited to the Participant's Stock Purchase Account as determined by the Committee in its sole discretion.

    Section 3.03 Interest. Except as otherwise determined by the Committee, no interest will be paid on contributions deposited in a Participant's Stock Purchase Account.

    Section 3.04 Nature of Account. The Stock Purchase Account is established solely for accounting purposes, and all amounts credited to the Stock Purchase Account will remain part of the general assets of the Company or the Participating Affiliate (as the case may be).

    Section 3.05 No Additional Contributions. A Participant may not make any contributions into the Stock Purchase Account other than contributions approved by the Committee.

ARTICLE IV

RIGHT TO PURCHASE SHARES

    Section 4.01 Number of Shares. Each Participant will have the right to purchase on the last business day of the Purchase Period all, but not less than all, of the largest number of whole and/or partial shares of Stock that can be purchased at the price specified in Section 4.02 with the entire credit balance in the Participant's Stock Purchase Account, subject to the limitations that (a) no more than 30,000 shares of Stock may be purchased under the Plan by any one Participant for a given Purchase Period and (b) in accordance with Section 423(b)(8) of the Code, no more than $25,000 in Fair Market Value (determined at the beginning of each Purchase Period) of Stock and other stock may be purchased under the Plan and all other employee stock purchase plans (if any) of the Company and the Participating Affiliates by any one Participant for any calendar year. If the purchases for all Participants would otherwise cause the aggregate number of shares of Stock to be sold under the Plan to exceed the number specified in Section 10.03, each Participant shall be allocated a pro rata portion of the Stock to be sold.

    Section 4.02 Purchase Price. The purchase price for any Purchase Period shall be that price as announced by the Committee prior to the first business day of that Purchase Period (the "Purchase Percentage"), which price may, in the discretion of the Committee, be a price which is not fixed or determinable as of the first business day of that Purchase Period provided, however, that in no event shall the purchase price for any Purchase Period be less than (a) 85% of the Fair Market Value of the Stock on the first business day of that Purchase Period or (b) 85% of the Fair Market Value of the Stock on the last business day of that Purchase Period, in each case rounded up to the next higher full cent, whichever is lower. Unless otherwise changed by the Committee in accordance with the preceding sentence, the Purchase Percentage for any Purchase Period shall be the Purchase Percentage in effect for the preceding Purchase Period.

ARTICLE V

EXERCISE OF RIGHT

    Section 5.01 Purchase of Stock. On the last business day of a Purchase Period, the entire credit balance in each Participant's Stock Purchase Account will be used to purchase the largest number of whole and/or partial shares of Stock purchasable with such amount (subject to the limitations of Section 4.01), unless the Participant has filed with the Company, in advance of that date and subject to such terms and conditions as the Committee in its sole discretion may impose, an election to receive the entire credit balance in cash.

    Section 5.02 Notice of Acceleration Date. The Company shall use its best efforts to notify each Participant in writing at least ten days prior to any Acceleration Date that the then current Purchase Period will end on such Acceleration Date.

ARTICLE VI

WITHDRAWAL FROM PLAN; SALE OF STOCK

    Section 6.01 Voluntary Withdrawal. A Participant who continues to be a Regular Employee may, in accordance with such terms and conditions as the Committee in its sole discretion may impose, withdraw from the Plan and cease making contributions by filing with the Company an election provided for this purpose. In such event, the entire credit balance in the Participant's Stock Purchase Account will be paid to the Participant in cash within 30 days after the end of that Purchase Period. A Participant who withdraws from the Plan will not be eligible to reenter the Plan until the beginning of the next Purchase Period following the date of such withdrawal.

    Section 6.02 Death. Subject to such terms and conditions as the Committee in its sole discretion may impose, upon the death of a Participant, no further amounts shall be credited to the Participant's Stock Purchase Account. In such event, the entire credit balance in the Participant's Stock Purchase Account will be paid to the Participant in cash within 30 days after the end of that Purchase Period. Each Participant, however, may designate one or more beneficiaries who, upon death, are to receive the amount that otherwise would have been distributed or paid to the Participant's estate and may change or revoke any such designation from time to time. No such designation, change or revocation will be effective unless made by the Participant in writing and filed with the Company during the Participant's lifetime. Unless the Participant has otherwise specified the beneficiary designation, the beneficiary or beneficiaries so designated will become fixed as of the date of the death of the Participant so that, if a beneficiary survives the Participant but dies before the receipt of the payment due such beneficiary, the payment will be made to such beneficiary's estate.

    Section 6.03 All Other Terminations of Employment. In the event of the termination of employment of a Participant with the Company or a Participating Affiliate for any reason (other than death, as described in Section 6.02), such Participant's participation in the Plan will cease on the date such Participant ceases to be a Regular Employee for any such reason. In such event, the entire credit balance in such Participant's Stock Purchase Account will be paid to the Participant in cash within 30 days after the end of that Purchase Period. For purposes of this Section 6.03, a transfer of employment to a Participating Affiliate, or a leave of absence which has been approved by the Committee, will not be deemed a termination of employment as a Regular Employee.

ARTICLE VII

INTERNATIONAL PARTICIPANTS

    Section 7.01 The Committee shall have the power and authority to allow Participants or others of those Affiliates who are not Participating Affiliates or other entities, so designated by the Committee, who work or reside outside of the United States on behalf of the Company an opportunity to acquire Stock pursuant to the Plan in accordance with such special terms and conditions as the Committee may designate with respect to each such Affiliate. Without limiting the authority of the Committee, the special terms and conditions which may be established with respect to each such Affiliate, and which need not be the same for all Affiliates, include but are not limited to the right to participate, procedures for elections to participate, the payment of any interest with respect to amounts received from or credited to accounts held for the benefit of Participants, the purchase price of any shares to be acquired, the length of any purchase period, the maximum amount of contributions, credits or Stock which may be acquired by any Participant, and a Participant's rights in the event of his or her death, disability, withdrawal from the Plan, termination of employment on behalf of the Company and all matters related thereto. This Article 7.01 is not subject to Section 423 of the Code or any other provision of the Plan which refers to or is based upon such Section. For tax purposes, this Article 7.01 shall be treated as separate and apart from the balance of the Plan.

ARTICLE VIII

NONTRANSFERABILITY

    Section 8.01 Nontransferable Right to Purchase. The right to purchase Stock hereunder may not be assigned, transferred, pledged or hypothecated (whether by operation of law or otherwise), except as provided in Section 6.02, and will not be subject to execution, attachment or similar process. Any attempted assignment, transfer, pledge, hypothecation or other disposition or levy of attachment or similar process upon the right to purchase will be null and void and without effect.

    Section 8.02 Nontransferable Account. Except as provided in Section 6.02, the amounts credited to a Stock Purchase Account may not be assigned, transferred, pledged or hypothecated in any way, and any attempted assignment, transfer, pledge, hypothecation or other disposition of such amounts will be null and void and without effect.

ARTICLE IX.

COMMON STOCK ISSUANCE

    Section 9.01 Issuance of Purchased Shares. Promptly after the last day of each Purchase Period and subject to such terms and conditions as the Committee in its sole discretion may impose, the Company will cause the Common Stock then purchased pursuant to the Plan to be issued for the benefit of the Participant and held in the Plan pursuant to Section 9.04 of the Plan.

    Section 9.02 Securities Laws. The Company shall not be required to issue or deliver any certificate representing Stock prior to registration under the Securities Act of 1933, as amended, or registration or qualification under any state law if such registration is required. The Company shall use its best efforts to accomplish such registration (if and to the extent required) not later than a reasonable time following the Purchase Period, and delivery of certificates may be deferred until such registration is accomplished.

    Section 9.03 Completion of Purchase. A Participant shall have no interest in the Common Stock purchased pursuant to the Plan until such Common Stock is issued for the benefit of the Participant pursuant to the Plan.

    Section 9.04 Form of Ownership. The Common Stock issued under the Plan will be held in the Plan in the name of the Participant, until such time as certificates for such shares of Common Stock are delivered to or for the benefit of the Participant pursuant to Section 9.05 of the Plan.

    Section 9.05 Delivery. Subject to such terms and conditions as the Committee in its sole discretion may impose, by filing with the Company an election provided by the Company for such purpose, the Participant may elect to have the Company cause to be delivered to or for the benefit of the Participant a certificate for the number of whole shares and cash for the number of fractional shares representing the Common Stock purchased pursuant to the Plan. The election will be processed as soon as administratively practicable after receipt.

ARTICLE X

EFFECTIVE DATE, AMENDMENT AND
TERMINATION OF PLAN

    Section 10.01 Effective Date. The Plan was adopted by the Compensation and Organization Committee of the Board of Directors of the Company on December 14, 1993, and shall be submitted to the shareholders of the Company for approval within twelve (12) months thereafter. In the event that the Plan is not so approved by the shareholders of the Company within such twelve (12) month period, for any reason, it shall then be of no force or effect whatsoever, and no Stock shall be purchased hereunder.

    Section 10.02 Plan Commencement. The initial Purchase Period under the Plan will commence on April 1, 1994, and will terminate on June 30, 1994. Thereafter, each succeeding Purchase Period will commence and terminate in accordance with Section 1.03(j).

    Section 10.03 Powers of Board. The Board of Directors of the Company may at any time amend or terminate the Plan, except that no amendment will be made without prior approval of the shareholders which would: (a) absent such shareholder approval, cause either Rule 16b-3 under the Securities and Exchange Act of 1934, as amended (the "Act") or Section 423 of the Code, as amended, to become unavailable with respect to the Plan, (b) require shareholder approval under any applicable rules or regulations of the National Association of Securities Dealers, Inc. or of any securities exchange applicable to the Company, or (c) permit the issuance of Stock before payment therefor in full.

    Section 10.04 Automatic Termination. The Plan shall automatically terminate when all of the shares of Stock provided for in Section 11.03 have been sold.

ARTICLE XI

ADMINISTRATION

    Section 11.01 The Committee. The Plan shall be administered by a committee (the "Committee") of at least such number and type of directors of the Company as shall be required to satisfy Rule 16b-3 under the Act, none of whom shall be officers or employees of the Company. The members of the Committee shall be appointed by and serve at the pleasure of the Board of Directors. Initially, the Compensation and Organization Committee of the Board of Directors of the Company shall constitute the Committee to administer the Plan.

    Section 11.02 Powers of Committee. Subject to the provisions of the Plan, the Committee shall have full authority to administer the Plan, including authority to interpret and construe any provision of the Plan, to establish deadlines by which the various administrative elections must be received in order to be effective, and to adopt such other rules and regulations for administering the Plan as it may deem appropriate. The Committee shall have full and complete authority to determine whether all or any part of the Stock acquired pursuant to the Plan shall be subject to restrictions on the transferability thereof or any other restrictions affecting in any manner a Participant's rights with respect thereto but any such restrictions shall be contained in the election by which a Participant agrees to participate in the Plan pursuant to Section 2.02. Decisions of the Committee will be final and binding on all parties who have an interest in the Plan.

    Section 11.03 Stock to be Sold. The Stock to be issued and sold under the Plan may be authorized but unissued shares, or the Company may purchase Stock in the open market for sale under the Plan. Except as provided in Section 12.01, the aggregate number of shares of Stock to be sold under the Plan will not exceed 23,000,000 shares.

    Section 11.04 Notices. Notices to the Committee by mail should be addressed as follows:

ADC Telecommunications, Inc. 13625 Technology Drive Eden Prairie, MN 55344 Attn: Compensation and Organization Committee c/o General Counsel and Secretary

Notices to the Committee by hand should be delivered as follows:

ADC Telecommunications, Inc. 13625 Technology Drive Eden Prairie, MN 55344 Attn: Compensation and Organization Committee c/o General Counsel and Secretary

ARTICLE XII

ADJUSTMENT FOR CHANGES IN STOCK OR COMPANY

    Section 12.01 Stock Dividend or Reclassification. If the outstanding shares of Stock are increased, decreased, changed into or exchanged for a different number or kind of securities of the Company, or shares of a different par value or without par value, through reorganization, recapitalization, reclassification, stock dividend, stock split, amendment to the Company's Articles of Incorporation, reverse stock split or otherwise, an appropriate adjustment shall be made in the maximum numbers and kind of securities to be purchased under the Plan with a corresponding adjustment in the purchase price to be paid therefor.

    Section 12.02 Merger or Consolidation. If the Company is merged into or consolidated with one or more corporations during the term of the Plan, appropriate adjustments will be made to give effect thereto on an equitable basis in terms of issuance of shares of the corporation surviving the merger or of the consolidated corporation, as the case may be.

ARTICLE XIII

APPLICABLE LAW

    Rights to purchase Stock granted under the Plan shall be construed and shall take effect in accordance with the laws of the State of Minnesota.

ADC TELECOMMUNICATIONS, INC.

EXECUTIVE MANAGEMENT INCENTIVE PLAN

Section 1. Establishment; Purpose

    (a) Establishment. On December 13, 2001, the Board of Directors of ADC Telecommunications, Inc., a Minnesota corporation (the "Company"), upon recommendation by the Compensation and Organization Committee of the Company's Board of Directors, approved an incentive plan for executive officers as described herein, which plan shall be known as the "ADC Telecommunications, Inc. Executive Management Incentive Plan" (the "Plan"). The material terms of the Plan shall be submitted for approval by the shareholders of the Company at the Company's 2002 Annual Meeting of Shareowners. The Plan shall be effective, subject to its approval by the shareholders of the Company, beginning with the Company's fiscal year ending on October 31, 2002. No payments shall be made pursuant to the Plan until after the Plan has been approved by the shareholders of the Company.

    (b) Purpose. The purpose of the Plan is to provide a direct financial incentive for executive officers of the Company to make a significant contribution to the annual strategic and financial goals of the Company.

Section 2. Administration

    (a) Composition of the Committee. The Plan shall be administered by the Compensation and Organization Committee of the Company's Board of Directors, or a sub-committee thereof (the "Committee"). To the extent required by Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the Committee administering the Plan shall be composed solely of two or more "outside directors" within the meaning of Section 162(m) of the Code.

    (b) Power and Authority of the Committee. The Committee shall have full power and authority, subject to all the applicable provisions of the Plan (including but not limited to the requirements of Section 2(c) of the Plan) and applicable law, to (i) establish, amend, suspend, terminate or waive such rules and regulations and appoint such agents as it deems necessary or advisable for the proper administration of the Plan, (ii) construe, interpret and administer the Plan or any Annual Cash Bonus Award (as defined below in Section 3(b)) made under the Plan, and (iii) make all other determinations and take all other actions necessary or advisable for the administration of the Plan. Unless otherwise expressly provided in the Plan, each determination made and each action taken by the Committee pursuant to the Plan or Annual Cash Bonus Award made under the Plan (x) shall be within the sole discretion of the Committee, (y) may be made at any time and (z) shall be final, binding and conclusive for all purposes on all persons, including, but not limited to, Participants and their legal representatives and beneficiaries. For purposes of the Plan, the term "Affiliate" shall mean any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and any entity in which the Company has a significant equity interest, in each case as determined by the Committee in its sole discretion.

    (c) Qualified Performance-Based Compensation. From time to time, the Committee may designate an Annual Cash Bonus Award as an award of "qualified performance-based compensation" within the meaning of Section 162(m) of the Code (hereinafter referred to as a "Performance-Based Award"). Notwithstanding any other provision of the Plan to the contrary, the following additional requirements shall apply to all Performance-Based Awards made to any Participant (as defined below in Section 3(a)) under the Plan:

       (i) Any Performance-Based Award shall be null and void and have no effect whatsoever unless the Plan shall have been approved by the shareholders of the Company at the Company's 2002 Annual Meeting of Shareowners.

      (ii) The right to receive a Performance-Based Award shall be determined solely on account of the attainment of one or more pre-established, objective performance goals selected by the Committee in connection with the grant of the Performance-Based Award. Such performance goals may apply to the Participant individually, an identifiable business unit of the Company, the Company as a whole, or any combination thereof. The performance goals shall be based solely on one or more of the following business criteria: revenue or revenue growth; new product revenue; earnings (before or after taxes, interest, depreciation and/or amortization); operating income or gross margin performance; market share; economic value added; improvement in economic value added; cash flow (including free cash flow, net cash flow, operating cash flow or any combination thereof); operating and fixed factory expense levels; working capital; stock price performance; earnings per share (basic or diluted); total shareholder return and profitability as measured by any one or more of the following ratios: return on revenue, return on assets or return on equity; and cumulative total return to shareholders (whether compared to pre-selected peer groups or not). The foregoing shall constitute the sole business criteria upon which the performance goals under this Plan shall be based.

      (iii) The maximum bonus which may be paid to any Participant pursuant to any Performance-Based Award with respect to any fiscal year shall not exceed the lesser of 300% of a Participant's base salary for that fiscal year or $4,000,000.

      (iv) For a Performance-Based Award, the Committee shall, not later than 90 days after the beginning of each fiscal year:

      (A)
      designate all Participants for such fiscal year; and

      (B)
      establish the objective performance factors for each Participant for that fiscal year on the basis of one or more of the business criteria set forth herein.

      (v) Following the close of each fiscal year and prior to payment of any amount to any Participant under the Plan, the Committee must certify in writing as to the attainment of all factors (including the performance factors for a Participant) upon which any payments to a Participant for that fiscal year are to be based.

      (vi) Each of the foregoing provisions, and all of the other terms and conditions of the Plan as it applies to any Performance-Based Award, shall be interpreted in such a fashion so as to qualify all compensation paid thereunder as "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

Section 3. Eligibility and Participation

    (a) Eligibility. The Plan is maintained by the Company for its executive officers. In order to be eligible to participate in the Plan, an executive officer of the Company or any of its Affiliates must be selected by the Committee (if so selected, such executive officer is referred to as a "Participant" in this Plan). In determining the executive officers who will participate in the Plan, the Committee may take into account the nature of the services rendered by such executive officers, their present and potential contributions to the success of the Company and such other factors as the Committee, in its sole discretion, shall deem relevant. A director of the Company or of an Affiliate who is not also an employee of the Company or an Affiliate, and all members of the Committee, shall not be eligible to participate in the Plan.

    (b) Participation. The Committee shall determine the employees eligible to be granted an annual cash bonus award (an "Annual Cash Bonus Award"), the amount or range (subject to the limits set forth in the Plan) of the potential bonus to be paid pursuant to each Annual Cash Bonus Award, the time or times when Annual Cash Bonus Awards will be made, and all other terms and conditions of each Annual Cash Bonus Award. The provisions of the Annual Cash Bonus Awards need not be the same with respect to different Participants. The Committee's decision to approve an Annual Cash Bonus Award to an executive officer in any year shall not require the Committee to approve a similar Annual Cash Bonus Award or any Annual Cash Bonus Award at all to that executive officer or any other executive officer or person at any future date. The Company and the Committee shall not have any obligation for uniformity of treatment of any person, including, but not limited to, Participants and their legal representatives and beneficiaries and employees of the Company or of any Affiliate of the Company.

    (c) Employment. In the absence of any specific agreement to the contrary, no Annual Cash Bonus Award to a Participant under the Plan shall affect any right of the Company, or of any Affiliate of the Company, to terminate, with or without cause, the Participant's employment with the Company or any Affiliate at any time. Neither the establishment of the Plan, nor the granting of any Annual Cash Bonus Award hereunder, shall give any Participant (i) any rights to remain employed by the Company or any Affiliate; (ii) any benefits not specifically provided for herein or in any Annual Cash Bonus Award granted hereunder; or (iii) any rights to prevent the Company or any Affiliate from modifying, amending or terminating any of its other benefit plans of any nature whatsoever.

Section 4. Payment of Annual Cash Bonus Awards

    (a) General. Annual Cash Bonus Awards may be granted singly or in combination, or in addition to, in tandem with or in substitution for any grants or rights under any other employee or compensation plan of the Company or of any Affiliate. All or part of an Annual Cash Bonus Award may be subject to conditions and forfeiture provisions established by the Committee, which may include, but are not limited to, continuous service with the Company or an Affiliate.

    (b) Payment of Annual Cash Bonus Awards. Payment of any bonuses pursuant to Annual Cash Bonus Awards shall be made solely in cash and may be made, subject to any deferred compensation election which may be permitted pursuant to the ADC Telecommunications, Inc. Deferred Compensation Plan, any elections made pursuant to the ADC Telecommunications, Inc. Executive Incentive Exchange Plan, or any similar plan maintained by the Company (as such plans may be amended from time to time), at such times, with such restrictions and conditions as the Committee, in its sole discretion, may determine at the time of grant of the Annual Cash Bonus Awards.

    (c) Discretionary Reduction. The Committee shall retain sole and full discretion to reduce, in whole or in part, the amount of any cash payment otherwise payable to any Participant under this Plan.

Section 5. Termination of Employment

    (a) Termination of Employment. If employment with ADC is terminated for any reason other than death and if the Employment Termination Date occurs prior to the end of the fiscal year, a Participant will not receive an Annual Cash Bonus Award under the Plan. For purposes of this Plan, the "Employment Termination Date" is the date that the Participant ceases to be an employee of the Company (as determined by the Committee). In the case of termination of employment by the Company, the Employment Termination Date shall be determined without regard to whether such termination is with or without cause or with or without reasonable notice.

    (b) Death. If a Participant dies during the fiscal year, a pro-rated payment of the Annual Cash Bonus Award otherwise payable for the full fiscal year will be made to the Participant's estate. The payment will be based upon the time the Participant served as an executive officer during the fiscal year.

Section 6. Nontransferability

    Except as otherwise determined by the Committee, no right under any Annual Cash Bonus Award shall be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of during the time in which the requirement of continued employment or attainment of performance objectives has not been achieved.

Section 7. Taxes

    In order to comply with all applicable federal or state income, social security, payroll, withholding or other tax laws or regulations, the Company may take such action, and may require a Participant to take such action, as it deems appropriate to ensure that all applicable federal or state income, social security, payroll, withholding or other taxes, which are the sole and absolute responsibility of the Participant, are withheld or collected from such Participant.

Section 8. Amendment and Termination

    (a) Term of Plan. Unless the Plan shall have been discontinued or terminated as provided in Section 8(b) hereof, no Annual Cash Bonus Awards shall be granted under the Plan after October 31, 2006, and no Annual Cash Bonus Awards shall be paid except with respect to the Company's fiscal year ending not later than October 31, 2006. No Annual Cash Bonus Awards may be granted after such termination, but termination of the Plan shall not alter or impair any rights or obligations under any Annual Cash Bonus Award theretofore granted (including the payment of such Annual Cash Bonus Award within the time period permitted by the Code, as the same may be amended from time to time), without the consent of the Participant or holder or beneficiary thereof.

    (b) Amendments to and Termination of Plan. Except to the extent prohibited by applicable law and unless otherwise expressly provided in the Plan, the Committee may amend, alter, suspend, discontinue or terminate the Plan; provided, however, that notwithstanding any other provision of the Plan, without the approval of the shareholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval would cause any compensation paid pursuant to any Performance-Based Award granted pursuant to the Plan to no longer qualify as "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

    (c) Correction of Defects, Omissions and Inconsistencies. Except to the extent prohibited by applicable law and unless otherwise expressly provided in the Plan, the Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Annual Cash Bonus Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

Section 9. Miscellaneous

    (a) Governing Law. The Plan and all of the Participants' rights thereunder shall be governed by and construed in accordance with the internal laws, and not the laws of conflicts, of the State of Minnesota.

    (b) Severability. If any provision of the Plan, or any Annual Cash Bonus Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan, or any Annual Cash Bonus Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan, and the Annual Cash Bonus Award such provision shall be stricken as to such jurisdiction, and the remainder of the Plan, and any such Annual Cash Bonus Award shall remain in full force and effect.

    (c) No Trust or Fund Created. Neither the Plan nor any obligations to pay an Annual Cash Bonus Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other person. To the extent that any person acquires a right to receive payments from the Company or any Affiliate pursuant to an Annual Cash Bonus Award, such right shall be no greater than the right of any unsecured general creditor of the Company or of any Affiliate.

    (d) Nature of Payments. Any and all cash payments pursuant to any Annual Cash Bonus Award granted hereunder shall constitute special incentive payments to the Participant, and such payments shall not be taken into account in computing the amount of the Participant's salary or compensation for purposes of determining any pension, retirement, death or other benefits under (i) any pension, retirement, profit sharing, bonus, life insurance or other employee benefit plan of the Company or any Affiliate or (ii) any agreement between the Company (or any Affiliate) and the Participant, except to the extent that such plan or agreement expressly provides to the contrary.

    (e) Headings. Headings are given to the Sections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

ADC TELECOMMUNICATIONS, INC. 13625 TECHNOLOGY DRIVE EDEN PRAIRIE, MINNESOTA 55344

VOTE BY INTERNET—www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter you 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE—1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to ADC Telecommunications, Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	ADCIN1 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ADC TELECOMMUNICATIONS, INC.

Vote on Directors
1.	The election of two directors for terms expiring in 2004.

Directors with Terms Expiring in 2004

01) Robert Annunziata and 02) Larry W. Wangberg

The election of three directors for terms expiring in 2005.

Directors with Terms Expiring in 2005

	03) James C. Castle, Ph.D., 04) Richard R. Roscitt and 05) John D. Wunsch	For All / /	Withhold All / /	For All Except / /	To withhold authority to vote for fewer than all of the director nominees, mark "For All Except" and write the nominee's number on the line below.
Vote on Proposals		For	Against	Abstain
2.
	Proposal to amend ADC's Global Employee Stock Purchase Plan to increase the total number of authorized shares of common stock available for purchase under this plan from 8,000,000 to 23,000,000 shares, an increase of 15,000,000 shares.	/ /	/ /	/ /
3.
	Proposal to combine ADC's Nonemployee Director Stock Option Plan and its Global Stock Incentive Plan, resulting in a single amended and restated Global Stock Incentive Plan for employees and nonemployee directors.	/ /	/ /	/ /
4.	Proposal to approve the material terms of ADC's Executive Management Incentive Plan.	/ /	/ /	/ /
Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

ADC TELECOMMUNICATIONS, INC.
13625 Technology Drive, Eden Prairie, Minnesota 55344

PROXY FOR ANNUAL MEETING OF SHAREOWNERS TO BE HELD FEBRUARY 19, 2002

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoint(s) Richard R. Roscitt and Jeffrey D. Pflaum as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of common stock of ADC Telecommunications, Inc. ("ADC") held by the undersigned of record on January 4, 2002, at the annual meeting of the shareowners of ADC to be held at the Lutheran Brotherhood Building, 625 Fourth Avenue South, Minneapolis, Minnesota, on February 19, 2002 at 9:00 a.m. Central Standard Time, and at any and all adjournments thereof, and hereby revokes all former proxies.

If the undersigned is a participant in the ADC Retirement Savings Plan, the undersigned hereby directs American Express Trust Company, as Trustee of the ADC Retirement Savings Plan, to vote at the annual meeting of the shareowners of ADC to be held on February 19, 2002 and at any and all adjournments thereof, the shares of common stock of ADC allocated to the account of the undersigned as specified on this card. For participants in the ADC Retirement Savings Plan, if this card is not received by the Trustee by February 14, 2002, or if it is received but the voting instructions are invalid, the stock with respect to which the undersigned could have instructed the Trustee will be voted as directed by ADC.

PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS CARD. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareowner. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EVERY ITEM AND ALL DIRECTOR NOMINEES LISTED ON THE REVERSE SIDE.

(Sign on reverse side)

ADC TELECOMMUNICATIONS, INC.
NOTICE OF DELIVERY OF DOCUMENTS
TO EMPLOYEE-SHAREHOLDERS VIA THE INTERNET

    In connection with the ADC Telecommunications, Inc. 2002 Annual Meeting of Shareholders, ADC is required to provide you with the following documents:

  •
  ADC's annual report to shareholders for its fiscal year ended October 31, 2001; and

  •
  ADC's proxy statement for its 2002 Annual Meeting of Shareholders filed with the Securities and Exchange Commission.

    ADC has chosen to provide these documents to you via an Internet web site, which you may access through your personal computer or at any of the employee computer kiosks set up around your worksite. To access the documents, go to http://www.adc.com/investor and click on the links entitled "2001 Annual Report" and "Proxy for the 2002 Annual Meeting."

    ADC will provide you with paper copies of any of these documents, without charge, upon your request. If you prefer to receive paper copies of one or more of the documents listed above, please contact:

Cynthia Zierath
Investor Relations
P.O. Box 1101 (MS0048)
Minneapolis, MN 55440-1101
telephone: (952) 917-0248
e-mail: cynthia_zierath@adc.com

    Providing these documents via the Internet is a fast and efficient way to distribute the documents. It also reduces significant costs of printing and distributing these documents through the mail.

QuickLinks

ADC TELECOMMUNICATIONS, INC.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
Option Grants in Fiscal 2001
Aggregated Option Exercises in Fiscal 2001 and Value of Options at End of Fiscal 2001
COMPARATIVE STOCK PERFORMANCE
TOTAL RETURN
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PROPOSAL TO COMBINE THE NONEMPLOYEE DIRECTOR STOCK OPTION PLAN WITH THE GLOBAL STOCK INCENTIVE PLAN
PROPOSAL TO AMEND THE GLOBAL EMPLOYEE STOCK PURCHASE PLAN
PROPOSAL TO APPROVE THE MATERIAL TERMS OF OUR EXECUTIVE MANAGEMENT INCENTIVE PLAN
REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
INDEPENDENT PUBLIC ACCOUNTANTS
DISCLOSURE OF FEES PAID TO INDEPENDENT AUDITORS
SHAREOWNER PROPOSALS FOR THE NEXT ANNUAL MEETING
OTHER MATTERS
ADC TELECOMMUNICATIONS, INC. GLOBAL STOCK INCENTIVE PLAN (as amended and restated through February 19, 2002)
ADC TELECOMMUNICATIONS, INC. GLOBAL EMPLOYEE STOCK PURCHASE PLAN (amended as of February 19, 2002)
ARTICLE I INTRODUCTION
ARTICLE II ELIGIBILITY AND PARTICIPATION
ARTICLE III CONTRIBUTIONS AND STOCK PURCHASE ACCOUNT
ARTICLE IV RIGHT TO PURCHASE SHARES
ARTICLE V EXERCISE OF RIGHT
ARTICLE VI WITHDRAWAL FROM PLAN; SALE OF STOCK
ARTICLE VII INTERNATIONAL PARTICIPANTS
ARTICLE VIII NONTRANSFERABILITY
ARTICLE IX. COMMON STOCK ISSUANCE
ARTICLE X EFFECTIVE DATE, AMENDMENT AND TERMINATION OF PLAN
ARTICLE XI ADMINISTRATION
ARTICLE XII ADJUSTMENT FOR CHANGES IN STOCK OR COMPANY
ARTICLE XIII APPLICABLE LAW
ADC TELECOMMUNICATIONS, INC. EXECUTIVE MANAGEMENT INCENTIVE PLAN
ADC TELECOMMUNICATIONS, INC. NOTICE OF DELIVERY OF DOCUMENTS TO EMPLOYEE-SHAREHOLDERS VIA THE INTERNET